                                          IMPORTANT NOTICE
                                          REGARDING DELIVERY OF
                                          SHAREHOLDER DOCUMENTS


                                          SCHWAB
                                          TAX-FREE BOND FUNDS

                                          August 31, 2000

                                          Annual Report enclosed


                                          SCHWAB SHORT/INTERMEDIATE
                                          TAX-FREE BOND FUND


                                          SCHWAB LONG-TERM
                                          TAX-FREE BOND FUND


                                          SCHWAB CALIFORNIA SHORT/INTERMEDIATE
                                          TAX-FREE BOND FUND


                                          SCHWAB CALIFORNIA LONG-TERM
                                          TAX-FREE BOND FUND

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

MAILING OF YOUR SCHWABFUNDS SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.


ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

All SchwabFunds prospectuses and shareholder reports are available free of charge and may be requested at any time by calling Schwab as indicated below. SchwabFunds prospectuses are also available on our Web site at www.schwab.com/schwabfunds.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES CLIENTS
Schwab Signature Services.

INVESTMENT MANAGER CLIENTS
Schwab at 1-800-515-2157, or your investment manager.

ALL OTHER CLIENTS
Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

SCHWAB

TAX-FREE BOND FUNDS



                                    August 31, 2000

                                    ANNUAL REPORT


                                    SCHWAB SHORT/INTERMEDIATE
                                    TAX-FREE BOND FUND


                                    SCHWAB LONG-TERM
                                    TAX-FREE BOND FUND


                                    SCHWAB CALIFORNIA SHORT/INTERMEDIATE
                                    TAX-FREE BOND FUND


                                    SCHWAB CALIFORNIA LONG-TERM
                                    TAX-FREE BOND FUND

SCHWAB

TAX-FREE BOND FUNDS


[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,

We're pleased to bring you the first report for these funds that uses our new "plain English" format. This format is part of a major initiative to make SchwabFunds(R) materials easier to use.

We've given the report a simpler organization and a new look. Our goal has been to focus on presenting information clearly and explaining what it means to shareholders.

The most significant change is the new section on how to read and understand the report's financial data. We've even found ways to make the financial statements and notes more accessible. We will continue to look actively for ways to improve these reports even further.

We hope you find this report helpful and we welcome your feedback. Thank you for choosing SchwabFunds.


Sincerely,



/s/ Charles Schwab

Charles Schwab


ANNUAL REPORT

September 1, 1999 - August 31, 2000

     1   Market Overview

     5   Schwab Short/Intermediate
         Tax-Free Bond Fund

         Rising interest rates in 1999 gave way to growing investor demand in 2000.

    18   Schwab Long-Term Tax-Free
         Bond Fund

         An increase in the demand for long-term muni bonds coincided with a decline in the supply.

    31   Schwab California Short/
         Intermediate Tax-Free Bond Fund

         Demand for high-quality muni bonds was a factor during the report period.

    44   Schwab California Long-Term
         Tax-Free Bond Fund

         Investors benefiting from technology growth helped boost demand for long-term muni bonds.

    57   Financial Notes

    61   Proxy Results
         -----------------------------------------------------------------------
    64   HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

IT'S OFFICIAL: U.S. GROWTH PERIOD IS THE LONGEST IN 50 YEARS.

As of the close of the report period, U.S. economic expansion was in the middle of its tenth year, making this the longest period of continuous expansion in U.S. history. The main forces behind the expansion have been high levels of consumer spending -- fueled by increases in personal income, personal wealth and consumer confidence -- as well as a healthy housing sector and strong investment in capital improvements by businesses.

                     [PHOTO OF CONSTRUCTION WORKER WORKING]

The economy's rate of growth remained high: this was the fourth year in a row of 4% or greater growth. Historically, economists and the Federal Reserve Bank (the
Fed) believed that growth above the 3.5% to 4.0% range is likely to trigger high inflation. However, the Fed has recently indicated that it may be comfortable with growth as high as 4.5% as long as productivity growth remains in the vicinity of 3.5%, which it did during the report period.

PRODUCTIVITY EMERGES AS A KEY FACTOR.

In recent years, the Fed demonstrated its commitment to keep the economy under control by raising short-term interest rates (since June 1999, it has raised these rates six times). The Fed has voiced concern that runaway economic growth could push up wages faster than productivity, forcing companies to raise prices and touching off spiraling inflation.

--------------------------------------------------------------------------------
ASSET CLASS PERFORMANCE COMPARISON  % returns during the report period
--------------------------------------------------------------------------------

This graph compares the performance of four widely used measures of securities market performance, including U.S. stocks and bonds and international stocks.

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results. Source: Charles Schwab & Co. Inc. (Schwab).


                [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]

LEHMAN BROTHERS U.S. AGGREGATE                RUSSELL 2000(R) INDEX: measures
BOND INDEX: measures the U.S.                 U.S. small-cap stocks
bond market

S&P 500(R) INDEX: measures U.S.               MSCI-EAFE(R) INDEX: measures
large-cap stocks                              large-cap stocks in Europe,
                                              Australasia and the Far East

                       Lehman Brothers
                        U.S. Aggregate    MSCI-EAFE(R)   Russell 2000(R)   S&P 500(R)
                          Bond Index        Index           Index           Index
         9/3/99             0.0049          0.0081           0.019          0.0279
        9/10/99              0.007          0.0166          0.0314          0.0237
        9/17/99             0.0105         -0.0026          0.0161          0.0114
        9/24/99             0.0172         -0.0168         -0.0243         -0.0326
        10/1/99             0.0073          0.0029         -0.0087         -0.0273
        10/8/99             0.0078          0.0186          0.0012          0.0126
       10/15/99             0.0064          0.0024         -0.0291         -0.0541
       10/22/99              0.003            0.01         -0.0195         -0.0131
       10/29/99             0.0156          0.0355          0.0042          0.0341
        11/5/99             0.0218          0.0406          0.0366          0.0397
       11/12/99             0.0231          0.0564          0.0539          0.0593
       11/19/99             0.0189           0.076          0.0807           0.079
       11/26/99             0.0167          0.0896          0.0753          0.0749
        12/3/99             0.0171          0.0899          0.0888           0.088
       12/10/99             0.0235          0.1045           0.094          0.0765
       12/17/99             0.0126          0.1057          0.0934          0.0795
       12/24/99             0.0095          0.1462          0.1315          0.1078
       12/31/99             0.0105          0.1654          0.1845          0.1172
         1/7/00             0.0099          0.1123          0.1463          0.0961
        1/14/00             0.0052          0.1397          0.1917          0.1141
        1/21/00             0.0036          0.1142          0.2535           0.096
        1/28/00             0.0103          0.1091          0.1851          0.0343
         2/4/00             0.0116          0.1322          0.2344          0.0839
        2/11/00             0.0087          0.1386           0.262          0.0555
        2/18/00             0.0142          0.1216          0.2823          0.0242
        2/25/00             0.0207          0.1303          0.3084          0.0145
         3/3/00             0.0226          0.1542          0.4062          0.0735
        3/10/00             0.0205          0.1539          0.4196          0.0627
        3/17/00             0.0276          0.1402          0.3515          0.1155
        3/24/00             0.0264          0.1625          0.3505          0.1635
        3/31/00             0.0327          0.1608          0.2685          0.1426
         4/7/00              0.041          0.1491          0.2779          0.1562
        4/14/00             0.0402          0.1089          0.0685          0.0343
        4/21/00             0.0393          0.0998          0.1344          0.0938
        4/28/00             0.0296          0.0987          0.1921          0.1082
         5/5/00             0.0152          0.0942           0.208          0.0931
        5/12/00             0.0139          0.0829          0.1569          0.0843
        5/19/00             0.0159          0.0441          0.1305          0.0735
        5/26/00              0.027          0.0498          0.0783          0.0514
         6/2/00              0.039          0.1194          0.2095          0.1288
         6/9/00             0.0422          0.1177          0.2338          0.1134
        6/16/00             0.0511          0.1134          0.2126          0.1191
        6/23/00             0.0413          0.1031          0.2052          0.1016
        6/30/00             0.0506          0.1116          0.2206          0.1124
         7/7/00             0.0553          0.1218          0.2458          0.1309
        7/14/00             0.0539          0.1171          0.2802          0.1547
        7/21/00             0.0598           0.092          0.2332          0.1319
        7/28/00             0.0596          0.0565          0.1568          0.0859
         8/4/00             0.0677           0.052          0.1889          0.1196
        8/11/00             0.0696          0.0674          0.2052          0.1265
        8/18/00             0.0709          0.0759          0.2179          0.1417
        8/25/00              0.075          0.0836          0.2411           0.153
        8/31/00             0.0756          0.0955          0.2715          0.1632

MARKET OVERVIEW continued

However, when productivity grows along with wages, companies can pay higher wages without raising prices because they can achieve greater output for every dollar they spend in labor costs. Spurred mainly by technological advances, productivity grew at 3.0% in 1999 and an annualized 3.8% during the first half of 2000 (these figures include all economic sectors except farming).

UNEMPLOYMENT HITS NEW LOWS, YET INFLATION REMAINS AT BAY.

After trending downward for years, unemployment fell below the 4% mark (a level once considered impossible without high inflation) in April of 2000, reaching a three-decade low. By the end of the report period unemployment had edged above 4%, but most of this increase can be attributed to the layoff of 122,000 part-time census workers and the fact that 87,000 telephone workers were on strike at the time the figures were calculated.

Source: Schwab Washington Research Group.

                           [PHOTO OF PEOPLE WALKING]

-------------------------------------------------------------------------------
Job growth continues to outstrip population growth. Today, a higher percentage of the population has a job than at any time since WWII.
-------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.

Overall, labor markets have continued to be extremely tight, and there has been evidence in some regions of labor


FIVE FACTORS AND THEIR EFFECTS ON THESE FUNDS.
----------------------------------------------

The following charts show recent figures for five common measures of the state of the U.S. economy and the stock market.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than nine years. Real GDP grew 5.0% in 1999 and at an annualized rate of 5.2% in the first half of 2000.


                          [REAL GDP GROWTH BAR CHART]


                         Q1 1990                  0.05
                         Q2 1990                  0.01
                         Q3 1990                -0.006
                         Q4 1990                 -0.03
                         Q1 1991                -0.017
                         Q2 1991                 0.026
                         Q3 1991                 0.013
                         Q4 1991                 0.025
                         Q1 1992                 0.038
                         Q2 1992                 0.038
                         Q3 1992                 0.031
                         Q4 1992                 0.054
                         Q1 1993                -0.001
                         Q2 1993                 0.025
                         Q3 1993                 0.018
                         Q4 1993                 0.062
                         Q1 1994                 0.034
                         Q2 1994                 0.057
                         Q3 1994                 0.022
                         Q4 1994                  0.05
                         Q1 1995                 0.015
                         Q2 1995                 0.008
                         Q3 1995                 0.031
                         Q4 1995                 0.032
                         Q1 1996                 0.029
                         Q2 1996                 0.068
                         Q3 1996                  0.02
                         Q4 1996                 0.046
                         Q1 1997                 0.044
                         Q2 1997                 0.059
                         Q3 1997                 0.042
                         Q4 1997                 0.028
                         Q1 1998                 0.065
                         Q2 1998                 0.029
                         Q3 1998                 0.034
                         Q4 1998                 0.056
                         Q1 1999                 0.035
                         Q2 1999                 0.025
                         Q3 1999                 0.057
                         Q4 1999                 0.083
                         Q1 2000                 0.048
                         Q2 2000                 0.052
                         Q3 2000                  0.08
                         Q4 2000                  0.08

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Source: Bloomberg L.P.

shortages driving up wages. In spite of this, increases in prices and wages during the report period were comparatively modest, thanks in part to strong productivity growth.

STOCKS STUMBLE, RECOVER; MOST BONDS POST HEALTHY RETURNS.

Spring 2000 brought bad news to equity investors in the form of a substantial market decline. Even so, stocks of all sizes, both in the U.S. and overseas, posted respectable gains for the period.

-------------------------------------------------------------------------------
The U.S. Treasury's plan to buy back $30 billion of its long-term bonds substantially pushed up prices for all long-term debt securities.
-------------------------------------------------------------------------------

While short-term interest rates rose during the report period, intermediate- and long-term rates actually fell. This boosted the returns of most bond investments -- including muni investments -- over the period: the Lehman Brothers U.S. Aggregate Bond Index was up over 7% for the report period.

A major factor for bonds was the U.S. Treasury's decision to buy back $30 billion of its own bonds. This resulted in an inverted yield curve, a situation in which short-term bonds actually pay higher yields than long-term bonds.

Muni bonds generally remained fairly priced compared to Treasuries during the report period, by historical standards. However, because the Treasury's buyback program skewed demand for long-term Treasuries, the traditional comparison

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment hit a three-decade low of 3.9% in April. Although it ended the period slightly higher at 4.1%, it is still very low by historical standards.

                      [U.S. UNEMPLOYMENT RATE LINE GRAPH]

                               Jan-90         0.054
                               Feb-90         0.053
                               Mar-90         0.052
                               Apr-90         0.054
                               May-90         0.054
                               Jun-90         0.052
                               Jul-90         0.055
                               Aug-90         0.057
                               Sep-90         0.059
                               Oct-90         0.059
                               Nov-90         0.062
                               Dec-90         0.063
                               Jan-91         0.064
                               Feb-91         0.066
                               Mar-91         0.068
                               Apr-91         0.067
                               May-91         0.069
                               Jun-91         0.069
                               Jul-91         0.068
                               Aug-91         0.069
                               Sep-91         0.069
                               Oct-91          0.07
                               Nov-91          0.07
                               Dec-91         0.073
                               Jan-92         0.073
                               Feb-92         0.074
                               Mar-92         0.074
                               Apr-92         0.074
                               May-92         0.076
                               Jun-92         0.078
                               Jul-92         0.077
                               Aug-92         0.076
                               Sep-92         0.076
                               Oct-92         0.073
                               Nov-92         0.074
                               Dec-92         0.074
                               Jan-93         0.073
                               Feb-93         0.071
                               Mar-93          0.07
                               Apr-93         0.071
                               May-93         0.071
                               Jun-93          0.07
                               Jul-93         0.069
                               Aug-93         0.068
                               Sep-93         0.067
                               Oct-93         0.068
                               Nov-93         0.066
                               Dec-93         0.065
                               Jan-94         0.068
                               Feb-94         0.066
                               Mar-94         0.065
                               Apr-94         0.064
                               May-94         0.061
                               Jun-94         0.061
                               Jul-94         0.063
                               Aug-94          0.06
                               Sep-94         0.058
                               Oct-94         0.058
                               Nov-94         0.056
                               Dec-94         0.055
                               Jan-95         0.056
                               Feb-95         0.054
                               Mar-95         0.053
                               Apr-95         0.058
                               May-95         0.058
                               Jun-95         0.056
                               Jul-95         0.056
                               Aug-95         0.057
                               Sep-95         0.056
                               Oct-95         0.055
                               Nov-95         0.057
                               Dec-95         0.056
                               Jan-96         0.056
                               Feb-96         0.055
                               Mar-96         0.056
                               Apr-96         0.055
                               May-96         0.056
                               Jun-96         0.053
                               Jul-96         0.055
                               Aug-96         0.051
                               Sep-96         0.052
                               Oct-96         0.052
                               Nov-96         0.053
                               Dec-96         0.054
                               Jan-97         0.053
                               Feb-97         0.053
                               Mar-97         0.051
                               Apr-97          0.05
                               May-97         0.047
                               Jun-97          0.05
                               Jul-97         0.047
                               Aug-97         0.049
                               Sep-97         0.047
                               Oct-97         0.047
                               Nov-97         0.046
                               Dec-97         0.047
                               Jan-98         0.045
                               Feb-98         0.046
                               Mar-98         0.046
                               Apr-98         0.043
                               May-98         0.043
                               Jun-98         0.045
                               Jul-98         0.045
                               Aug-98         0.045
                               Sep-98         0.045
                               Oct-98         0.045
                               Nov-98         0.044
                               Dec-98         0.043
                               Jan-99         0.043
                               Feb-99         0.044
                               Mar-99         0.042
                               Apr-99         0.043
                               May-99         0.042
                               Jun-99         0.043
                               Jul-99         0.043
                               Aug-99         0.042
                               Sep-99         0.042
                               Oct-99         0.041
                               Nov-99         0.041
                               Dec-99         0.041
                               Jan-00          0.04
                               Feb-00         0.041
                               Mar-00         0.041
                               Apr-00         0.039
                               May-00         0.041
                               Jun-00          0.04

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Source: Bloomberg L.P.


MEASURES OF INFLATION

Monthly CPI and quarterly employment cost index (annualized)

CPI was up 3.4% for the 12 months ended August 31, 2000 (2.5% if food and energy are excluded). ECI rose 4.3% for the 12 months ended June 30, 2000.

                       [MEASURES OF INFLATION LINE GRAPH]

                                  Consumer Price       Employment Cost
                                  Index 12-Month        Index 12-Month
                                 Change (Monthly)     Change (Quarterly)
               Jan-90                 0.052                  0.055
               Feb-90                 0.053                  0.055
               Mar-90                 0.052                  0.055
               Apr-90                 0.047                  0.054
               May-90                 0.044                  0.054
               Jun-90                 0.047                  0.054
               Jul-90                 0.048                  0.052
               Aug-90                 0.056                  0.052
               Sep-90                 0.062                  0.052
               Oct-90                 0.063                  0.049
               Nov-90                 0.063                  0.049
               Dec-90                 0.061                  0.049
               Jan-91                 0.057                  0.046
               Feb-91                 0.053                  0.046
               Mar-91                 0.049                  0.046
               Apr-91                 0.049                  0.046
               May-91                  0.05                  0.046
               Jun-91                 0.047                  0.046
               Jul-91                 0.044                  0.043
               Aug-91                 0.038                  0.043
               Sep-91                 0.034                  0.043
               Oct-91                 0.029                  0.043
               Nov-91                  0.03                  0.043
               Dec-91                 0.031                  0.043
               Jan-92                 0.026                   0.04
               Feb-92                 0.028                   0.04
               Mar-92                 0.032                   0.04
               Apr-92                 0.032                  0.036
               May-92                  0.03                  0.036
               Jun-92                 0.031                  0.036
               Jul-92                 0.032                  0.035
               Aug-92                 0.031                  0.035
               Sep-92                  0.03                  0.035
               Oct-92                 0.032                  0.035
               Nov-92                  0.03                  0.035
               Dec-92                 0.029                  0.035
               Jan-93                 0.033                  0.035
               Feb-93                 0.032                  0.035
               Mar-93                 0.031                  0.035
               Apr-93                 0.032                  0.036
               May-93                 0.032                  0.036
               Jun-93                  0.03                  0.036
               Jul-93                 0.028                  0.036
               Aug-93                 0.028                  0.036
               Sep-93                 0.027                  0.036
               Oct-93                 0.028                  0.035
               Nov-93                 0.027                  0.035
               Dec-93                 0.027                  0.035
               Jan-94                 0.025                  0.032
               Feb-94                 0.025                  0.032
               Mar-94                 0.025                  0.032
               Apr-94                 0.024                  0.032
               May-94                 0.023                  0.032
               Jun-94                 0.025                  0.032
               Jul-94                 0.028                  0.032
               Aug-94                 0.029                  0.032
               Sep-94                  0.03                  0.032
               Oct-94                 0.026                   0.03
               Nov-94                 0.027                   0.03
               Dec-94                 0.027                   0.03
               Jan-95                 0.028                  0.029
               Feb-95                 0.029                  0.029
               Mar-95                 0.029                  0.029
               Apr-95                 0.031                  0.029
               May-95                 0.032                  0.029
               Jun-95                  0.03                  0.029
               Jul-95                 0.028                  0.027
               Aug-95                 0.026                  0.027
               Sep-95                 0.025                  0.027
               Oct-95                 0.028                  0.027
               Nov-95                 0.026                  0.027
               Dec-95                 0.025                  0.027
               Jan-96                 0.027                  0.028
               Feb-96                 0.027                  0.028
               Mar-96                 0.028                  0.028
               Apr-96                 0.029                  0.029
               May-96                 0.029                  0.029
               Jun-96                 0.028                  0.029
               Jul-96                  0.03                  0.028
               Aug-96                 0.029                  0.028
               Sep-96                  0.03                  0.028
               Oct-96                  0.03                  0.029
               Nov-96                 0.033                  0.029
               Dec-96                 0.033                  0.029
               Jan-97                  0.03                  0.029
               Feb-97                  0.03                  0.029
               Mar-97                 0.028                  0.029
               Apr-97                 0.025                  0.028
               May-97                 0.022                  0.028
               Jun-97                 0.023                  0.028
               Jul-97                 0.022                   0.03
               Aug-97                 0.022                   0.03
               Sep-97                 0.022                   0.03
               Oct-97                 0.021                  0.033
               Nov-97                 0.018                  0.033
               Dec-97                 0.017                  0.033
               Jan-98                 0.016                  0.033
               Feb-98                 0.014                  0.033
               Mar-98                 0.014                  0.033
               Apr-98                 0.014                  0.035
               May-98                 0.017                  0.035
               Jun-98                 0.017                  0.035
               Jul-98                 0.017                  0.037
               Aug-98                 0.016                  0.037
               Sep-98                 0.015                  0.037
               Oct-98                 0.015                  0.034
               Nov-98                 0.015                  0.034
               Dec-98                 0.016                  0.034
               Jan-99                 0.017                   0.03
               Feb-99                 0.016                   0.03
               Mar-99                 0.017                   0.03
               Apr-99                 0.023                  0.032
               May-99                 0.021                  0.032
               Jun-99                  0.02                  0.032
               Jul-99                 0.021                  0.031
               Aug-99                 0.023                  0.031
               Sep-99                 0.026                  0.031
               Oct-99                 0.026                  0.034
               Nov-99                 0.026                  0.034
               Dec-99                 0.027                  0.034
               Jan-00                 0.027                  0.043
               Feb-00                 0.032                  0.043
               Mar-00                 0.037                  0.043
               Apr-00                  0.03                  0.044
               May-00                 0.031                  0.044
               Jun-00                 0.037                  0.044
               Jul-00                 0.035
               Aug-00                 0.034

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Source: Bloomberg L.P.

MARKET OVERVIEW Continued


between munis and 30-year Treasuries has become less meaningful. Along with others in the industry, we are currently exploring alternatives that will allow investors to evaluate more precisely the relationship between munis and Treasuries.

LOOKING AHEAD: GROWTH MAY CONTINUE, BUT RATE MAY SLOW.


                              [GRAPHIC OF CAPITAL]


Recent evidence indicates that the economy has indeed slowed. The consensus among economists is that the U.S. economy appears poised for continued growth, albeit at lower rates than those of the past few years.

The question is whether the slowdown is only a temporary condition prompted by a build-up of manufacturing inventories or is in fact the "soft landing" sought by the Fed. Through its aggressive tightening of short-term interest rates over the last 12 months, the Fed has sought to usher in a comparatively stable period characterized by slower growth. Factors to watch may include consumer spending and employer competition for workers. If the slowdown is in fact the desired "soft landing," we would expect to see a slackening in one or both of these factors.

-----------------------------------------------------------------------------
Most economists expect that gross domestic product will grow at the rate of about 2.5% to 3% in the second half of 2000.
-----------------------------------------------------------------------------
Source: Schwab.

YIELDS OF MUNICIPAL SECURITIES

Effective yields of five-year and 30-year municipal bonds

Flush with cash, municipalities issued less debt. This reduced the supply of munis at a time demand was growing, driving muni prices higher and yields lower.


                  [YIELDS OF MUNICIPAL SECURITIES LINE GRAPH]

                               30-Year Bond        Five-Year
                               Buyer 40 Index     AAA GO Bond
               3/31/91              0.074            0.0585
               4/30/91             0.0728            0.0567
               5/31/91             0.0725            0.0558
               6/30/91             0.0732            0.0588
               7/31/91             0.0716            0.0575
               8/31/91               0.07            0.0557
               9/30/91             0.0689            0.0537
              10/31/91             0.0685            0.0534
              11/30/91             0.0696            0.0538
              12/31/91             0.0665            0.0498
               1/31/92             0.0677            0.0494
               2/29/92             0.0685            0.0504
               3/31/92             0.0688            0.0545
               4/30/92             0.0683            0.0533
               5/31/92             0.0668             0.051
               6/30/92             0.0651            0.0492
               7/31/92             0.0611             0.044
               8/31/92             0.0648            0.0466
               9/30/92             0.0657             0.047
              10/31/92             0.0698            0.0481
              11/30/92              0.065            0.0455
              12/31/92             0.0645            0.0463
               1/31/93             0.0634            0.0459
               2/28/93              0.059             0.041
               3/31/93             0.0609            0.0438
               4/30/93             0.0603            0.0431
               5/31/93             0.0599            0.0435
               6/30/93             0.0579            0.0414
               7/31/93             0.0587            0.0423
               8/31/93             0.0561            0.0402
               9/30/93             0.0551            0.0382
              10/31/93             0.0559            0.0385
              11/30/93              0.059             0.041
              12/31/93              0.056            0.0396
               1/31/94             0.0551            0.0384
               2/28/94             0.0609            0.0415
               3/31/94             0.0704            0.0486
               4/30/94             0.0702            0.0494
               5/31/94             0.0689            0.0489
               6/30/94             0.0692            0.0496
               7/31/94             0.0662            0.0481
               8/31/94             0.0655            0.0483
               9/30/94             0.0693            0.0504
              10/31/94             0.0736            0.0523
              11/30/94             0.0773            0.0549
              12/31/94             0.0728            0.0542
               1/31/95             0.0686            0.0523
               2/28/95             0.0647             0.051
               3/31/95              0.064            0.0493
               4/30/95             0.0643            0.0493
               5/31/95             0.0604            0.0456
               6/30/95             0.0637            0.0467
               7/31/95             0.0638             0.045
               8/31/95              0.063            0.0441
               9/30/95             0.0623             0.044
              10/31/95             0.0599            0.0433
              11/30/95             0.0574            0.0425
              12/31/95             0.0565            0.0424
               1/31/96              0.057            0.0419
               2/29/96             0.0599            0.0419
               3/31/96             0.0644            0.0448
               4/30/96              0.065            0.0459
               5/31/96             0.0645            0.0474
               6/30/96             0.0626            0.0471
               7/31/96             0.0618            0.0466
               8/31/96             0.0621            0.0467
               9/30/96               0.06            0.0458
              10/31/96             0.0594             0.045
              11/30/96             0.0573            0.0429
              12/31/96             0.0587            0.0438
               1/31/97             0.0602            0.0454
               2/28/97             0.0596            0.0446
               3/31/97             0.0626            0.0472
               4/30/97             0.0615            0.0478
               5/31/97             0.0588            0.0471
               6/30/97             0.0579            0.0452
               7/31/97             0.0538            0.0423
               8/31/97             0.0573            0.0445
               9/30/97             0.0561            0.0432
              10/31/97             0.0559            0.0426
              11/30/97              0.055            0.0427
              12/31/97             0.0535            0.0417
               1/31/98              0.053            0.0412
               2/28/98             0.0544            0.0411
               3/31/98             0.0546            0.0419
               4/30/98             0.0568            0.0434
               5/31/98             0.0534             0.042
               6/30/98             0.0536             0.042
               7/31/98             0.0541            0.0419
               8/31/98             0.0519            0.0399
               9/30/98             0.0509            0.0388
              10/31/98             0.0534            0.0384
              11/30/98             0.0525            0.0386
              12/31/98             0.0534            0.0387
               1/31/99             0.0521            0.0371
               2/28/99             0.0533            0.0378
               3/31/99             0.0539            0.0393
               4/30/99             0.0547            0.0392
               5/31/99             0.0562            0.0412
               6/30/99             0.0591             0.045
               7/31/99             0.0594            0.0441
               8/31/99             0.0621             0.045
               9/30/99             0.0631            0.0455
              10/31/99             0.0653            0.0471
              11/30/99             0.0642            0.0463
              12/31/99             0.0655            0.0481
               1/31/00             0.0668              0.05
               2/29/00             0.0643            0.0505
               3/31/00             0.0609            0.0497
               4/30/00             0.0621            0.0505
               5/31/00             0.0646            0.0523
               6/30/00             0.0602            0.0495
               7/31/00             0.0584            0.0477
               8/31/00             0.0575            0.0455

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Municipal bonds tend to pay lower interest rates than other types of bonds because interest from munis is free from federal income tax (and sometimes state taxes) for many investors.

Source: Bloomberg L.P.   1 No earlier data available.


YIELD ADVANTAGE OF MUNIS OVER TREASURIES

Difference in yields for five-year bonds for the top federal and combined federal/CA tax brackets.

On an after-tax basis, short-term municipal bonds continued to outperform Treasuries during the report period for investors in the top tax bracket.

             [YIELD ADVANTAGE OF MUNIS OVER TREASURIES LINE GRAPH]

                                   Federal              Federal/CA
                                39.6% Bracket          45.2% Bracket
             3/29/91                0.0117                  0.016
             4/30/91                0.0107                  0.015
             5/31/91                0.0093                 0.0136
             6/28/91                0.0112                 0.0156
             7/31/91                0.0108                 0.0151
             8/30/91                0.0114                 0.0155
             9/30/91                 0.012                 0.0159
            10/31/91                0.0127                 0.0165
            11/29/91                0.0147                 0.0183
            12/31/91                 0.014                 0.0173
             1/31/92                0.0106                 0.0142
             2/28/92                0.0108                 0.0144
             3/31/92                0.0127                 0.0166
             4/30/92                0.0117                 0.0156
             5/29/92                0.0111                 0.0148
             6/30/92                0.0113                 0.0148
             7/31/92                0.0088                 0.0121
             8/31/92                0.0129                 0.0161
             9/30/92                0.0148                 0.0178
            10/30/92                0.0125                 0.0159
            11/30/92                0.0079                 0.0114
            12/31/92                0.0101                 0.0135
             1/29/93                0.0124                 0.0155
             2/26/93                0.0095                 0.0125
             3/31/93                0.0122                 0.0151
             4/30/93                0.0123                 0.0151
             5/31/93                0.0111                 0.0141
             6/30/93                0.0109                 0.0138
             7/30/93                0.0112                 0.0141
             8/31/93                0.0113                  0.014
             9/30/93                0.0094                 0.0121
            10/29/93                0.0092                 0.0119
            11/30/93                0.0098                 0.0127
            12/31/93                0.0081                 0.0111
             1/31/94                0.0081                 0.0109
             2/28/94                0.0078                  0.011
             3/31/94                 0.011                 0.0145
             4/29/94                0.0093                 0.0131
             5/31/94                0.0081                 0.0119
             6/30/94                0.0076                 0.0115
             7/29/94                0.0075                 0.0112
             8/31/94                0.0072                  0.011
             9/30/94                0.0064                 0.0105
            10/31/94                0.0071                 0.0113
            11/30/94                0.0079                 0.0122
            12/30/94                0.0069                 0.0113
             1/31/95                 0.007                 0.0112
             2/28/95                0.0085                 0.0124
             3/31/95                0.0066                 0.0106
             4/28/95                0.0077                 0.0116
             5/31/95                 0.009                 0.0124
             6/30/95                0.0107                  0.014
             7/31/95                0.0078                 0.0113
             8/31/95                0.0075                 0.0109
             9/29/95                0.0077                  0.011
            10/31/95                0.0082                 0.0115
            11/30/95                0.0092                 0.0123
            12/29/95                0.0099                 0.0129
             1/31/96                0.0103                 0.0132
             2/29/96                0.0073                 0.0105
             3/29/96                 0.008                 0.0115
             4/30/96                0.0072                 0.0108
             5/31/96                0.0073                 0.0111
             6/28/96                0.0081                 0.0117
             7/31/96                0.0069                 0.0106
             8/30/96                0.0061                 0.0099
             9/30/96                0.0068                 0.0104
            10/31/96                0.0084                 0.0118
            11/29/96                0.0077                  0.011
            12/31/96                0.0063                 0.0098
             1/31/97                0.0077                 0.0112
             2/28/97                 0.006                 0.0096
             3/31/97                0.0064                 0.0102
             4/30/97                0.0081                 0.0118
             5/30/97                0.0078                 0.0115
             6/30/97                0.0066                 0.0102
             7/31/97                0.0067                   0.01
             8/29/97                0.0069                 0.0104
             9/30/97                 0.007                 0.0104
            10/31/97                0.0081                 0.0113
            11/28/97                0.0074                 0.0107
            12/31/97                0.0072                 0.0104
             1/30/98                0.0087                 0.0117
             2/27/98                0.0074                 0.0105
             3/31/98                 0.008                 0.0111
             4/30/98                0.0094                 0.0125
             5/29/98                0.0085                 0.0116
             6/30/98                 0.009                 0.0121
             7/31/98                0.0087                 0.0118
             8/31/98                0.0109                 0.0136
             9/30/98                0.0133                 0.0157
            10/30/98                0.0128                 0.0152
            11/30/98                0.0115                  0.014
            12/31/98                0.0113                 0.0138
             1/29/99                0.0096                 0.0122
             2/26/99                0.0063                 0.0092
             3/31/99                0.0085                 0.0114
             4/30/99                0.0077                 0.0106
             5/31/99                0.0075                 0.0106
             6/30/99                0.0109                 0.0141
             7/30/99                0.0091                 0.0124
             8/31/99                0.0096                 0.0129
             9/30/99                0.0107                  0.014
            10/29/99                0.0112                 0.0145
            11/30/99                0.0094                 0.0128
            12/31/99                0.0098                 0.0133
             1/31/00                0.0096                 0.0134
             2/29/00                0.0107                 0.0144
             3/31/00                0.0116                 0.0151
             4/28/00                 0.011                 0.0147
             5/31/00                0.0129                 0.0166
             6/30/00                0.0121                 0.0156
             7/31/00                0.0106                  0.014
             8/31/00                0.0094                 0.0128

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax. For example, if the line for the 39.6% bracket stood at 1% on a given date, it would mean that five-year munis were effectively yielding 1% more than five-year Treasuries for an investor in the 39.6% tax bracket.

Source: Bloomberg L.P.   1 No earlier data available.

SCHWAB

SHORT/INTERMEDIATE TAX-FREE BOND FUND


                            [PHOTO OF JOANNE LARKIN]

"Focusing on high quality bonds with longer maturities allowed the fund to benefit from price increases as the demand for these bonds soared."

        Portfolio Manager
        Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

                          TICKER SYMBOL                SWITX
                  --------------------------------------------------------
                                        INTEREST RATE
                                       SENSITIVITY 1,2

                                              LOW       MEDIUM        HIGH

                  CREDIT QUALITY 1,2

                      HIGH                    [X]         [ ]          [ ]

                      MEDIUM                  [ ]         [ ]          [ ]

                      LOW                     [ ]         [ ]          [ ]


Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

THE FUND PERFORMED VERY WELL DURING THE REPORT PERIOD, PACED BY THE MUNI BOND MARKET'S RECOVERY. Although rising interest rates pushed down muni prices during 1999, the muni market surged ahead strongly in the first eight months of 2000. The fund's returns for the period actually exceeded those for the average short-term taxable bond fund, even before allowing for any tax advantages. 1

A ROBUST ECONOMY HELPED SHRINK THE SUPPLY OF MUNIS WHILE BOOSTING DEMAND FOR THEM. Many muni issuers have seen increased revenues, reducing their need to borrow money by issuing bonds. At the same time, investor demand for munis has surged, driven by the appeal of the tax advantages as well as the historically lower volatility of munis as compared with stocks. All of these factors helped push muni prices higher.

THE FUND LENGTHENED ITS AVERAGE MATURITY within its allowable range, in order to capitalize on attractive yields from longer maturity bonds. Performance may also have benefited from the fund's decision to buy more bonds in the two highest rating categories, where prices rose significantly.


1 Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
  Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00


This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.20% 1 and its taxable-equivalent yield was 6.95%. 1,2


                         [AVERAGE ANNUAL TOTAL RETURNS]

                                 TOTAL RETURN 1
                                                               SINCE INCEPTION:
                                        1 YEAR       5 YEAR        4/21/93
Fund                                     4.50%        4.04%           4.17%

Lehmen 3-Year Muni Index                 4.72%        4.59%           4.61%

Peer Group Average 3                     3.87%        3.91%            n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                                LEHMAN 3-YEAR
                                  FUND            MUNI INDEX
                  4/21/93         10000             10000
                  4/29/93          9990              9993
                  5/30/93         10038             10020
                  6/29/93         10129             10085
                  7/30/93         10151             10090
                  8/30/93         10283             10184
                  9/29/93         10344             10228
                 10/30/93         10366             10250
                 11/29/93         10326             10237
                 12/30/93         10462             10344
                  1/30/94         10567             10428
                  2/27/94         10412             10331
                  3/30/94         10218             10206
                  4/29/94         10280             10267
                  5/30/94         10323             10315
                  6/29/94         10312             10318
                  7/30/94         10407             10403
                  8/30/94         10429             10440
                  9/29/94         10377             10414
                 10/30/94         10317             10389
                 11/29/94         10245             10370
                 12/30/94         10346             10415
                  1/30/95         10445             10501
                  2/27/95         10563             10612
                  3/30/95         10655             10707
                  4/29/95         10691             10743
                  5/30/95         10881             10908
                  6/29/95         10884             10934
                  7/30/95         10987             11050
                  8/30/95         11079             11136
                  9/29/95         11115             11167
                 10/30/95         11175             11221
                 11/29/95         11255             11293
                 12/30/95         11305             11340
                  1/30/96         11383             11429
                  2/28/96         11364             11431
                  3/30/96         11313             11403
                  4/29/96         11306             11417
                  5/30/96         11312             11427
                  6/29/96         11371             11496
                  7/30/96         11443             11559
                  8/30/96         11447             11577
                  9/29/96         11519             11647
                 10/30/96         11605             11729
                 11/29/96         11712             11838
                 12/30/96         11705             11844
                  1/30/97         11742             11896
                  2/27/97         11801             11954
                  3/30/97         11737             11892
                  4/29/97         11776             11943
                  5/30/97         11876             12040
                  6/29/97         11938             12111
                  7/30/97         12096             12255
                  8/30/97         12065             12230
                  9/29/97         12141             12319
                 10/30/97         12194             12373
                 11/29/97         12222             12409
                 12/30/97         12310             12493
                  1/30/98         12384             12575
                  2/27/98         12397             12602
                  3/30/98         12417             12622
                  4/29/98         12386             12604
                  5/30/98         12502             12722
                  6/29/98         12543             12765
                  7/30/98         12574             12811
                  8/30/98         12689             12935
                  9/29/98         12793             13018
                 10/30/98         12837             13080
                 11/29/98         12862             13112
                 12/30/98         12898             13143
                  1/30/99         13022             13263
                  2/27/99         12997             13277
                  3/30/99         13004             13289
                  4/29/99         13033             13330
                  5/30/99         13000             13312
                  6/29/99         12876             13232
                  7/30/99         12946             13297
                  8/30/99         12925             13313
                  9/29/99         12967             13363
                 10/30/99         12922             13365
                 11/29/99         12991             13423
                 12/30/99         12964             13402
                  1/30/00         12952             13426
                  2/28/00         12982             13468
                  3/30/00         13108             13536
                  4/29/00         13073             13539
                  5/30/00         13053             13553
                  6/29/00         13283             13725
                  7/30/00         13382             13836
                  8/30/00         13507             13943

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/00, there were 103 funds in the Morningstar Municipal Short Bond Fund category that had track records of at least one year.

TOP 10 HOLDINGS 1 AS OF 8/31/00

                                                                                            PERCENTAGE OF
     SECURITY                                                       RATE    MATURITY DATE    INVESTMENTS
   ------------------------------------------------------------------------------------------------------
   1 WASHINGTON CONVENTION CENTER AUTHORITY
     Dedicated Tax Senior Lien Revenue                              5.00%      10/01/06          5.4%
   ------------------------------------------------------------------------------------------------------
   2 PUERTO RICO MUNICIPAL FINANCE AGENCY
     General Obligation, Series 1999A                               5.50%      08/01/08          4.3%
   ------------------------------------------------------------------------------------------------------
   3 HOUSTON  Refunding & Public Improvement
     General Obligation, Series 1999A                               5.00%      03/01/04          4.1%
   ------------------------------------------------------------------------------------------------------
   4 NEW YORK CITY  General Obligation, Series 1994H                4.75%      03/15/07          4.0%
   ------------------------------------------------------------------------------------------------------
   5 CHARLESTON COUNTY, CARE ALLIANCE HEALTH SERVICES
     Revenue, Series 1999A                                          4.25%      08/15/07          3.8%
   ------------------------------------------------------------------------------------------------------
   6 PORT OF SEATTLE  Revenue, Series 1996B                         5.50%      09/01/02          3.8%
   ------------------------------------------------------------------------------------------------------
   7 MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93,
     CAVE CREEK PROJECT  General Obligation, Series 1997A           5.00%      07/01/03          3.1%
   ------------------------------------------------------------------------------------------------------
   8 MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
     General Obligation Refunding, Series 1994A                     6.80%      07/01/12          2.9%
   ------------------------------------------------------------------------------------------------------
   9 PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY,
     EMORY UNIVERSITY PROJECT  Revenue, Series 1992C                6.00%      10/01/05          2.8%
   ------------------------------------------------------------------------------------------------------
  10 ALAMEDA PUBLIC FINANCING AUTHORITY  Revenue                    4.95%      09/02/07          2.8%
  --------------------------------------------------------------------------------------------------------
     TOTAL                                                                                      37.0%

DIVIDENDS PAID in each fiscal year


                           [DIVIDENDS PAID BAR CHART]

                    Year               Income Dividends per Share
                    1993 2                      0.13
                    1994                        0.37
                    1995                         0.4
                    1996                        0.41
                    1997                        0.41
                    1998                        0.42
                    1999                         0.4
                    2000                        0.41

1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 4/21/93 through 8/31/93.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00


All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
-------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1)  100.0% Municipal Bonds


BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 63.8% AAA
(2) 17.9% AA
(3) 14.2% A
(4) 1.3% BBB
(5) 2.8% Short-Term Ratings


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1) 10.0% 0-6 Months
(2) 31.3% 7-36 Months
(3) 17.3% 37-60 Months
(4) 41.4% More than 60 Months


FUND FACTS as of 8/31/00

                                                                PEER GROUP 2
                                            FUND                     AVERAGE
--------------------------------------------------------------------------------
Number of Issues                             50                      112
--------------------------------------------------------------------------------
Yield to Maturity                           4.46%                   3.99%
--------------------------------------------------------------------------------
Weighted Average Rate                       4.40%                   5.53%
--------------------------------------------------------------------------------
Weighted Average Maturity                   4.2 yrs                 5.1 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                   3.4 yrs                 2.6 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality              AA                      AAA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/00

                           [EXPENSE RATIO BAR CHART]

                            FUND                         0.49% 3
                            PEER GROUP AVERAGE           0.90% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/00, there were 103 funds in the
  Morningstar Municipal Short Bond Fund category.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================

FINANCIAL TABLES
These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                9/1/99-    9/1/98-   9/1/97-   9/1/96-   9/1/95-
                                                8/31/00    8/31/99   8/31/98   8/31/97   8/31/96
=================================================================================================
PER-SHARE DATA ($)
=================================================================================================
 Net asset valueat beginning of period            10.05      10.26     10.16     10.04     10.12
                                                 ------------------------------------------------
 Income from investment operations:
     Net investment income                         0.41       0.40      0.42      0.41      0.41
     Net realized and unrealized gains or losses   0.03      (0.21)     0.10      0.12     (0.08)
                                                 ------------------------------------------------
     Total income from investment operations       0.44       0.19      0.52      0.53      0.33
 Less distributions:
     Dividends from net investment income         (0.41)     (0.40)    (0.42)    (0.41)    (0.41)
                                                 ------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                 10.08      10.05     10.26     10.16     10.04
                                                 ------------------------------------------------
 Total return (%)                                  4.50       1.86      5.17      5.40      3.32

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                               0.49 1     0.49      0.49      0.49      0.49
 Expense reductions reflected in above ratio       0.25       0.32      0.36      0.47      0.41
 Ratio of net investment income to
  average net assets                               4.11       3.87      3.99      4.08      4.06
 Portfolio turnover rate                             11          8        22        20        44
 Net assets, end of period ($ x 1,000,000)           76         87        68        54        54

1 Would have been 0.50% if non-routine expenses (proxy fees) had been included.

                                         SEE THE FINANCIAL NOTES, WHICH      9
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================

PORTFOLIO HOLDINGS
As of August 31, 2000.

This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  1 Top ten holding
  + Credit-enhanced security
  o Certificate of Participation

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

100.0%   MUNICIPAL BONDS
         Market Value: $75,261
         Cost: $75,697

         OTHER INVESTMENT COMPANIES
         Market Value: $27
         Cost: $27

==================================================
100.0%   TOTAL INVESTMENTS
         Market Value: $75,288
         Cost: $75,724

MUNICIPAL BONDS 100.0% OF INVESTMENTS
================================================================================

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)

      FIXED-RATE OBLIGATIONS  97.1%
-----------------------------------------------------------------------------------------------------------------
      ALABAMA  1.4%
      BIRMINGHAM SPECIAL CARE FACILITIES HOSPITAL FINANCING AUTHORITY
      DAUGHTERS OF CHARITY NATIONAL HEALTH SYSTEM -
      ST. VINCENT'S HOSPITAL & PROVIDENCE
         Revenue, Series 1995                                    7.00%      11/01/01        1,000         1,030

      ARIZONA  7.4%
   8+ MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
         General Obligation Refunding, Series 1994A              6.80%      07/01/12        2,000         2,184
   7+ MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      CAVE CREEK PROJECT
         General Obligation, Series 1997A                        5.00%      07/01/03        2,325         2,365

      PHOENIX CIVIC IMPROVEMENT CORP.
      AIRPORT PROJECT
         Senior Lien Revenue Refunding                           5.00%      07/01/04        1,000         1,016
                                                                                                      ---------
                                                                                                          5,565

      CALIFORNIA  2.7%
   10 ALAMEDA PUBLIC FINANCING AUTHORITY
         Revenue                                                 4.95%      09/02/07        2,065         2,071

  10     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      COLORADO  4.0%
      GRAND JUNCTION
      DAYTON HUDSON CORP. PROJECT
         Industrial Development Revenue Refunding                5.25%      05/01/03        2,000         2,010

    + SUPERIOR DISTRICT NO. 2
         Metropolitan Revenue Refunding                          4.63%      12/01/13        1,000           985
                                                                                                       --------
                                                                                                          2,995

      DISTRICT OF COLUMBIA  5.4%
   1+ WASHINGTON CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue                       5.00%      10/01/06        4,000         4,082

      FLORIDA  1.7%
   +o ORANGE COUNTY SCHOOL BOARD
         Series 1997A                                            4.80%      08/01/02        1,300         1,309

      GEORGIA  2.8%
    9 PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY
      EMORY UNIVERSITY PROJECT
         Revenue, Series 1992C                                   6.00%      10/01/05        2,000         2,100

      ILLINOIS  2.9%
    + CHICAGO PUBLIC BUILDING COMMISSION
         Building Revenue, Series 1999C                          5.50%      02/01/06        1,000         1,039

      ILLINOIS HEALTH FACILITIES AUTHORITY
      OSF HEALTHCARE SYSTEM
         Revenue, Series 1993                                    5.13%      11/15/00        1,145         1,146
                                                                                                       --------
                                                                                                          2,185

      INDIANA  1.5%
    + MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
      BLOOMINGTON HOSPITAL, INC. PROJECT
         Hospital Revenue Refunding                              4.60%      05/01/04        1,105         1,107

      IOWA  3.6%
    + BLACK HAWK COUNTY HOSPITAL FACILITY
      ALLEN MEMORIAL HOSPITAL
         Revenue, Series 1990                                    7.38%      02/01/01        2,000         2,064

    + CEDAR RAPIDS HOSPITAL FACILITY
      ST. LUKE'S METHODIST HOSPITAL PROJECT
         Revenue, Series 1993                                    6.13%      08/15/03          600           639
                                                                                                       --------
                                                                                                          2,703

      LOUISIANA  2.1%
    + NEW ORLEANS
         General Obligation Refunding, Series 1998B              4.50%      12/01/05        1,600         1,598

                                         SEE THE FINANCIAL NOTES, WHICH     11
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================

PORTFOLIO HOLDINGS Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      MASSACHUSETTS  1.3%
    + MASSACHUSETTS WATER RESOURCES AUTHORITY
         Revenue, Series 1998A                                   5.00%      08/01/05        1,000         1,022

      MICHIGAN  1.9%
    + DETROIT SCHOOL DISTRICT
         General Obligation, Series 1998B                        5.00%      05/01/04        1,390         1,415

      MINNESOTA  5.9%
    + ARDEN HILLS HOUSING & HEALTH CARE FACILITIES

      PRESBYTERIAN HOMES PROJECT
         Revenue Refunding, Series 1999A                         4.33%      09/01/01        1,500         1,500

    + MINNEAPOLIS COMMUNITY DEVELOPMENT AGENCY
         Tax Increment Revenue                                   7.00%      09/01/00        1,000         1,000

    + MINNESOTA HOUSING FINANCE AGENCY
         Rental Housing Revenue, Series 1995D                    4.80%      08/01/01        1,935         1,942
                                                                                                       --------
                                                                                                          4,442

      MISSISSIPPI  2.7%
    + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      MISSISSIPPI BAPTIST MEDICAL CENTER
         Revenue Refunding                                       5.25%      05/01/01        2,000         2,011

      NEBRASKA  5.1%
    + AMERICAN PUBLIC ENERGY AGENCY

      NEBRASKA PUBLIC GAS AGENCY PROJECT
         Gas Supply Revenue, Series 1998C                        4.00%      09/01/07        2,000         1,792

    + NEBRASKA PUBLIC POWER DISTRICT
         Revenue, Series 1998A                                   5.25%      01/01/05        2,000         2,053
                                                                                                       --------
                                                                                                          3,845

      NEW JERSEY  1.4%
    + BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
         Revenue, Series 1996                                    5.50%      12/01/03        1,000         1,033

      NEW YORK  11.9%
    + FRANKLIN COUNTY
         General Obligation                                      4.25%      11/01/06          715           706

      NEW YORK CITY
    4    General Obligation, Series 1994H                        4.75%      03/15/07        3,000         3,003
         General Obligation, Series 1997L                        5.10%      08/01/02          800           810

      NEW YORK CITY MUNICIPAL ASSISTANCE CORP.
         Revenue, Series 1997L                                   5.50%      07/01/03        2,000         2,060

      NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
         Future Tax Secured Revenue, Series 1998B                5.25%      11/15/04        1,300         1,343


  12     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      NEW YORK STATE URBAN DEVELOPMENT CORP.
      CORRECTIONAL FACILITY SERVICE CONTRACT
         Revenue, Series1998A                                    5.00%      01/01/05        1,000         1,014
                                                                                                       --------
                                                                                                          8,936

      NORTH CAROLINA  2.7%
    + NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
      CATAWABA ELECTRIC
         Revenue, Series 1995A                                   5.10%      01/01/07        2,000         2,034

      OHIO  2.7%
    + OHIO PUBLIC FACILITIES COMMISSION
      HIGHER EDUCATION CAPITAL FACILITIES
         Revenue, Series 1996II-B                                5.00%      11/01/01        2,000         2,016

      PENNSYLVANIA  1.5%
    + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue                            7.00%      07/01/07        1,000         1,130

      PUERTO RICO  4.3%
   2+ PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation, Series 1999A                        5.50%      08/01/08        3,000         3,222

      SOUTH CAROLINA  5.2%
   5+ CHARLESTON COUNTY
      CARE ALLIANCE HEALTH SERVICES
         Revenue, Series 1999A                                   4.25%      08/15/07        3,000         2,850

   +o CHARLESTON PUBLIC FACILITIES
      PUBLIC IMPROVEMENT PROJECT
         Series 1993                                             4.30%      09/01/00        1,085         1,085
                                                                                                       --------
                                                                                                          3,935

      TEXAS  5.4%
      HOUSTON
         General Obligation Refunding, Series 1995A              5.30%      03/01/01        1,000         1,005
    3    Refunding & Public Improvement
         General Obligation, Series 1999A                        5.00%      03/01/04        3,000         3,053
                                                                                                       --------
                                                                                                          4,058

      WASHINGTON  7.0%
    + PORT OF SEATTLE
    6    Revenue, Series 1996B                                   5.50%      09/01/02        2,775         2,830
      PASSENGER FACILITY
         Revenue, Series 1998B                                   5.00%      12/01/07        1,395         1,415

      WASHINGTON STATE
         General Obligation Refunding, Series 1991R-92B          6.30%      09/01/02        1,000         1,029
                                                                                                       --------
                                                                                                          5,274

                                         SEE THE FINANCIAL NOTES, WHICH     13
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Portfolio Holdings Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      WISCONSIN  2.6%
      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
    + AURORA MEDICAL GROUP, INC. PROJECT
         Revenue, Series 1996                                    4.90%      11/15/02        1,000         1,010
      CARROLL COLLEGE, INC. PROJECT
         Revenue, Series 1998                                    4.80%      10/01/06        1,000           983
                                                                                                       --------
                                                                                                          1,993

      VARIABLE-RATE OBLIGATIONS  2.9%
===============================================================================================================

      CALIFORNIA  0.9%
    + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      PACIFIC GAS & ELECTRIC CO.
         Pollution Control Revenue Refunding, Series 1996C       3.50%      09/01/00          200           200
      SOUTHERN CALIFORNIA EDISON
         Pollution Control Revenue, Series 1986B                 3.60%      09/01/00          200           200
      SOUTHERN CALIFORNIA EDISON
         Pollution Control Revenue, Series 1986C                 3.60%      09/01/00           50            50

   +o ORANGE COUNTY SANITATION DISTRICTS
      DISTRICTS NO. 1-3, 5-7,11,13 & 14                          3.60%      09/01/00          200           200
                                                                                                       --------
                                                                                                            650

      MISSISSIPPI  2.0%
    + JACKSON COUNTY POLLUTION CONTROL
      CHEVRON U.S.A., INC. PROJECT
         Revenue Refunding                                       4.30%      09/01/00        1,500         1,500

Other Investment Companies 0.0% of investments
===============================================================================================================

      SECURITY AND NUMBER OF SHARES

      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO    27,442                                                                          27

===============================================================================================================
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF
      HOLDINGS FOR THIS FUND.

  14     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statement of
Assets and Liabilities

As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
====================================================================
Investments, at market value                                 $75,288  a
Receivables:
   Fund shares sold                                                1
   Interest                                                    1,064
Prepaid expenses                                        +         19
                                                        ------------
TOTAL ASSETS                                                  76,372

LIABILITIES
====================================================================
Payables:
   Fund shares redeemed                                           34
   Dividends to shareholders                                      49
   Transfer agent and shareholder service fees                     3
Accrued expenses                                        +         41
                                                        ------------
TOTAL LIABILITIES                                                127

NET ASSETS
====================================================================
TOTAL ASSETS                                                  76,372
TOTAL LIABILITIES                                       -        127
                                                        ------------
NET ASSETS                                                   $76,245

NET ASSETS BY SOURCE

Capital received from investors                               77,254
Distributions in excess of net investment income                 (22)
Net realized capital losses                                     (551)
Net unrealized capital losses                                   (436)

NET ASSET VALUE (NAV)
                           SHARES
NET ASSETS     (DIVIDE)    OUTSTANDING      =       NAV
$76,245                    7,560                    $10.08


a. The fund's amortized cost for these securities was $75,724. Not counting short-term obligations, the fund paid $8,435 for securities during the report period, and received $17,043 from securities it sold or that matured. This includes $48,609 in transactions with other SchwabFunds.(REGISTRATION MARK)

FEDERAL TAX DATA
================================================================================
COST BASIS OF PORTFOLIO          $75,724
NET UNREALIZED DEPRECIATION:
Appreciated securities              $316
Depreciated securities       -       752
                             -----------
                                   ($436)

DEFERRED CAPITAL LOSSES             $146

UNUSED CAPITAL LOSSES:
Expires 08/31 of:            Loss amount
  2003                              $108
  2004                        +      296
                              ----------
                                    $404

                                         SEE THE FINANCIAL NOTES, WHICH     15
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
====================================================================
Interest                                                      $3,753

NET REALIZED LOSSES
====================================================================
Net realized losses on investments sold                         (146)

NET UNREALIZED GAINS
====================================================================
Net unrealized gains on investments                              308

EXPENSES
====================================================================
Investment adviser and administrator fees                        264  a
Transfer agent and shareholder service fees                      204  b
Trustees' fees                                                     7  c
Custodian and portfolio accounting fees                           56
Professional fees                                                 22
Registration fees                                                 15
Shareholder reports                                               27
Proxy fees                                                         6
Other expenses                                          +         14
                                                        ------------
Total expenses                                                   615
Expense reduction                                       -        209  d
                                                        ------------
NET EXPENSES                                                     406

INCREASE IN NET ASSETS FROM OPERATIONS
====================================================================
TOTAL INVESTMENT INCOME                                        3,753
NET EXPENSES                                            -        406
                                                        ------------
NET INVESTMENT INCOME                                          3,347
NET REALIZED LOSSES                                             (146) e
NET UNREALIZED GAINS                                    +        308  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $3,509

a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Reduced by the investment adviser (CSIM). This reduction reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least October 31, 2000, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net gain on investments of $162.

  16     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.

OPERATIONS
====================================================================
                                    9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                       $3,347           $ 3,074
Net realized gains or losses                  (146)               82
Net unrealized gains or losses        +        308            (1,898)
                                      ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS       3,509             1,258

DISTRIBUTIONS PAID
====================================================================
Dividends from net investment income         3,353             3,125

TRANSACTIONS IN FUND SHARES
====================================================================
                             9/1/99-8/31/00         9/1/98-8/31/99
                         QUANTITY       VALUE   QUANTITY       VALUE
Shares sold                 3,264     $32,490      5,071     $51,955
Shares reinvested             248       2,477        232       2,374
Shares redeemed        +   (4,605)    (45,846)    (3,302)    (33,775)
--------------------------------------------------------------------
NET INCREASE OR DECREASE   (1,093)   ($10,879)     2,001     $20,554

SHARES OUTSTANDING AND NET ASSETS
====================================================================
                             9/1/99-8/31/00         9/1/98-8/31/99
                           SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period         8,653     $86,968      6,652     $68,281
Total increase or
decrease               +   (1,093)    (10,723)     2,001      18,687  a
--------------------------------------------------------------------
END OF PERIOD               7,560     $76,245      8,653     $86,968  b

a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus distributions paid.

b. Includes distributions that exceeded net investment income by $22 for the current period and $16 for the prior period.

                                         SEE THE FINANCIAL NOTES, WHICH     17
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB

LONG-TERM TAX-FREE BOND FUND


                            [PHOTO OF JOANNE LARKIN]

"During the report period, we added many high-quality bonds that were trading at low prices in order to boost the fund's return."

        Portfolio Manager
        Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.



                        TICKER SYMBOL          SWNTX
              ----------------------------------------------------
                                 INTEREST RATE
                                  SENSITIVITY 1,2

                                        LOW        MEDIUM     HIGH

              CREDIT QUALITY 1, 2

                 HIGH                   [ ]         [ ]        [X]

                 MEDIUM                 [ ]         [ ]        [ ]

                 LOW                    [ ]         [ ]        [ ]

This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

THE FUND PERFORMED UNUSUALLY WELL DURING THE REPORT PERIOD, PACED BY THE MUNI BOND MARKET'S RECOVERY. Although rising interest rates pushed down muni prices during 1999, the muni market surged ahead strongly in the first eight months of 2000. The fund's returns for the period actually exceeded those for the average long-term taxable bond fund, even before allowing for any tax advantages. 1

A ROBUST ECONOMY HELPED SHRINK THE SUPPLY OF MUNIS WHILE BOOSTING DEMAND FOR THEM. Many muni issuers have seen increased revenues, reducing their need to borrow money by issuing bonds. At the same time, investor demand for munis has surged, driven by the appeal of the tax advantages as well as the historically lower volatility of munis as compared with stocks. All of these factors helped push muni prices higher.

THE FUND LENGTHENED ITS AVERAGE MATURITY within its allowable range, in order to capitalize on attractive yields from longer maturity bonds. Performance may also have benefited from the fund's decision to look for bonds that, in our opinion, were likely to rise in price, although the fund still maintained a core of high quality securities held for income.

1 Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
  Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 5.01% 1 and its taxable-equivalent yield was 8.29%.1,2

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                 TOTAL RETURN 1

                                                                SINCE INCEPTION:
                                   1 YEAR         5 YEARS               9/11/92
Fund                               6.598%           5.34%               5.67%

Lehman General Muni Index          6.77%            6.03%               6.21%

Peer Group Average 3               4.47%            4.96%                n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $10,000 INVESTMENT BAR CHART]

                                               Lehman General
                                Fund              Muni Index
               9/11/92         10000               10000
               9/29/92          9867                9923
              10/30/92          9515                9826
              11/29/92          9912               10002
              12/30/92         10092               10104
               1/30/93         10240               10221
               2/27/93         10682               10591
               3/30/93         10484               10479
               4/29/93         10632               10585
               5/30/93         10690               10644
               6/29/93         10883               10822
               7/30/93         10879               10836
               8/30/93         11157               11062
               9/29/93         11298               11188
              10/30/93         11315               11209
              11/29/93         11201               11111
              12/30/93         11465               11345
               1/30/94         11588               11475
               2/27/94         11274               11177
               3/30/94         10791               10722
               4/29/94         10858               10813
               5/30/94         10970               10907
               6/29/94         10870               10840
               7/30/94         11085               11044
               8/30/94         11109               11083
               9/29/94         10921               10920
              10/30/94         10657               10726
              11/29/94         10381               10532
              12/30/94         10658               10764
               1/30/95         11050               11072
               2/27/95         11381               11394
               3/30/95         11514               11524
               4/29/95         11483               11538
               5/30/95         11918               11906
               6/29/95         11735               11802
               7/30/95         11836               11914
               8/30/95         11971               12065
               9/29/95         12056               12141
              10/30/95         12250               12317
              11/29/95         12443               12521
              12/30/95         12591               12642
               1/30/96         12640               12738
               2/28/96         12520               12651
               3/30/96         12366               12489
               4/29/96         12319               12454
               5/30/96         12311               12449
               6/29/96         12484               12585
               7/30/96         12599               12699
               8/30/96         12553               12697
               9/29/96         12780               12875
              10/30/96         12948               13020
              11/29/96         13188               13258
              12/30/96         13117               13203
               1/30/97         13097               13228
               2/27/97         13223               13350
               3/30/97         12987               13172
               4/29/97         13146               13283
               5/30/97         13358               13482
               6/29/97         13502               13626
               7/30/97         13933               14004
               8/30/97         13728               13872
               9/29/97         13927               14037
              10/30/97         14025               14127
              11/29/97         14146               14210
              12/30/97         14408               14418
               1/30/98         14556               14566
               2/27/98         14529               14571
               3/30/98         14565               14584
               4/29/98         14488               14518
               5/30/98         14750               14747
               6/29/98         14806               14805
               7/30/98         14853               14842
               8/30/98         15074               15072
               9/29/98         15252               15260
              10/30/98         15228               15260
              11/29/98         15282               15314
              12/30/98         15292               15352
               1/30/99         15471               15535
               2/27/99         15369               15466
               3/30/99         15405               15488
               4/29/99         15421               15527
               5/30/99         15257               15437
               6/29/99         14904               15214
               7/30/99         14909               15269
               8/30/99         14570               15147
               9/29/99         14499               15153
              10/30/99         14172               14989
              11/29/99         14388               15148
              12/30/99         14180               15035
               1/30/00         14064               14970
               2/28/00         14297               15144
               3/30/00         14787               15475
               4/29/00         14640               15384
               5/30/00         14497               15304
               6/29/00         15007               15710
               7/30/00         15237               15928
               8/30/00         15527               16173

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/00, there were 305 funds in the
  Morningstar Municipal National Long Bond Fund category that had track records of at least one year.

SCHWAB LONG-TERM TAX-FREE BOND FUND

TOP 10 HOLDINGS 1 as of 8/31/00

                                                                                            PERCENTAGE OF
     SECURITY                                                        RATE    MATURITY DATE    INVESTMENTS
   ------------------------------------------------------------------------------------------------------
   1 DALLAS FORT WORTH INTERNATIONAL AIRPORT
     Revenue, Series 2000A                                          6.00%      11/01/24          4.8%
   ------------------------------------------------------------------------------------------------------
   2 HOUSTON HIGHER EDUCATION FINANCING CORP.,
     RICE UNIVERSITY PROJECT  Revenue, Series 1999A                 5.38%      11/15/29          4.5%
   ------------------------------------------------------------------------------------------------------
   3 ILLINOIS HEALTH FACILITIES AUTHORITY, NORTHWESTERN
     MEDICAL FACILITY FOUNDATION  Revenue Refunding                 5.13%      11/15/28          4.3%
   ------------------------------------------------------------------------------------------------------
   4 WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY,
     CATHOLIC HEALTH INITIATIVES  Revenue, Series 2000A             6.00%      12/01/20          4.1%
   ------------------------------------------------------------------------------------------------------
   5 CLARK COUNTY SCHOOL DISTRICT NO. 117  General Obligation       5.50%      12/01/17          4.0%
   ------------------------------------------------------------------------------------------------------
   6 AUSTIN UTILITIES SYSTEM  Revenue Refunding                     5.13%      11/15/16          3.9%
   ------------------------------------------------------------------------------------------------------
   7 MASSACHUSETTS PORT AUTHORITY  Revenue, Series 1998D            5.00%      07/01/28          3.6%
   ------------------------------------------------------------------------------------------------------
   8 AMERICAN PUBLIC ENERGY AGENCY, NEBRASKA PUBLIC GAS
     AGENCY PROJECT  Gas Supply Revenue, Series 1998C               4.00%      09/01/07          3.6%
   ------------------------------------------------------------------------------------------------------
   9 ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY,
     ASCENSION HEALTH CREDIT Revenue, Series 1999A-1                5.75%      11/15/29          3.4%
   ------------------------------------------------------------------------------------------------------
  10 CHICAGO PARK DISTRICT  General Obligation, Series 1999B        4.75%      01/01/26          3.2%
   ------------------------------------------------------------------------------------------------------
     TOTAL                                                                                      39.4%

   DIVIDENDS PAID in each fiscal year


                 [DIVIDENDS PAID IN EACH FISCAL YEAR BAR CHART]

                                                Income Dividends
                                Year               per Share
                                1992 2               0.17
                                1993 3               0.36
                                1994                 0.52
                                1995                 0.53
                                1996                 0.52
                                1997                 0.53
                                1998                 0.53
                                1999                  0.5
                                2000                  0.5

   1 This list is not a recommendation of any security by the adviser.

   2 Period from the fund's inception on 9/11/92 through 12/31/92.

   3 For the eight-month period ended 8/31/93.

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1) 99.9% Municipal Bonds
(2) 0.1% Other Investment Companies




BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 78.7% AAA
(2) 15.5% AA
(3) 5.7% A
(4) 0.1% Unrated Securities


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1)  4.2% 0-1 Year
(2)  3.6% 2-10 Years
(3) 47.4% 11-20 Years
(4) 44.8% 21-30 Years
(5)  0.0% More than 30 Years

FUND FACTS as of 8/31/00

                                                                 PEER GROUP 2
                                                FUND               AVERAGE
--------------------------------------------------------------------------------
Number of Issues                                 46                  154
--------------------------------------------------------------------------------
Yield to Maturity                               5.29%               4.24%
--------------------------------------------------------------------------------
Weighted Average Rate                           5.01%               5.79%
--------------------------------------------------------------------------------
Weighted Average Maturity                     19.5 yrs             16.6 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                     10.5 yrs              8.4 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality                  AAA                   AA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/00

                           [EXPENSE RATIO BAR CHART]

                    FUND                        0.49% 3
                    PEER GROUP AVERAGE          1.12% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/00, there were 311 funds in the
  Morningstar Municipal National Long Bond Fund category.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                               9/1/99-   9/1/98-   9/1/97-   9/1/96-   9/1/95-
                                               8/31/00   8/31/99   8/31/98   8/31/97   8/31/96
 PER-SHARE DATA ($)
============================================================================================================
 Net asset valueat beginning of period            10.11      11.01     10.53     10.13     10.16
                                                ------------------------------------------------------------
 Income from investment operations:
     Net investment income                         0.50       0.50      0.53      0.53      0.52
     Net realized and unrealized gains or losses   0.13      (0.85)     0.48      0.40     (0.03)
                                                ------------------------------------------------------------
     Total income from investment operations       0.63      (0.35)     1.01      0.93      0.49
 Less distributions:
     Dividends from net investment income         (0.50)     (0.50)    (0.53)    (0.53)    (0.52)
     Distributions from net realized gains           --      (0.05)       --        --        --
                                                ------------------------------------------------------------
     Total distributions                          (0.50)     (0.55)    (0.53)    (0.53)    (0.52)
                                                ------------------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                 10.24      10.11     11.01     10.53     10.13
                                                ============================================================
 Total return (%)                                  6.59      (3.34)     9.81      9.36      4.87

 RATIOS/SUPPLEMENTAL DATA (%)
============================================================================================================
 Ratio of net operating expenses to
  average net assets                               0.49 1     0.49      0.49      0.49      0.49
 Expense reductions reflected in above ratio       0.26       0.32      0.37      0.53      0.45
 Ratio of net investment income to
  average net assets                               5.11       4.59      4.76      5.09      5.06
 Portfolio turnover rate                             25         35        39        61        50
 Net assets, end of period ($ x 1,000,000)           76         90        70        47        44

1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


  22     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

PORTFOLIO HOLDINGS
As of August 31, 2000.


This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  1 Top ten holding
  + Credit-enhanced security
  o Certificate of Participation

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         99.9%    MUNICIPAL BONDS
                  Market Value: $74,536
                  Cost: $75,191

          0.1%    OTHER INVESTMENT COMPANIES
                  Market Value: $100
                  Cost: $100

        100.0%    TOTAL INVESTMENTS
                  Market Value: $74,636
                  Cost: $75,291

MUNICIPAL BONDS 99.9% of investments
================================================================================

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      FIXED-RATE OBLIGATIONS  95.9%
=================================================================================================================

      CONNECTICUT  1.4%
      CONNECTICUT
         General Obligation, Series 2000A                        5.50%      04/15/19        1,000         1,014

      FLORIDA  4.6%
   9+ ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      ASCENSION HEALTH CREDIT
         Revenue, Series 1999A-1                                 5.75%      11/15/29        2,500         2,538

      TALLAHASSEE ENERGY SYSTEM
         Revenue Refunding, Series 1998A                         4.75%      10/01/21        1,000           892
                                                                                                       --------
                                                                                                          3,430

      HAWAII  2.1%
    + HAWAII
         General Obligation, Series 1999                         5.88%      09/01/19        1,500         1,558

      ILLINOIS  7.5%
  10+ CHICAGO PARK DISTRICT
         General Obligation, Series 1999B                        4.75%      01/01/26        2,750         2,406

   3+ ILLINOIS HEALTH FACILITIES AUTHORITY
      NORTHWESTERN MEDICAL FACILITY FOUNDATION
         Revenue Refunding                                       5.13%      11/15/28        3,500         3,174
                                                                                                       --------
                                                                                                          5,580

                                         SEE THE FINANCIAL NOTES, WHICH     23
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS Continued

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)

      INDIANA  2.8%
    + FORT WAYNE HOSPITAL AUTHORITY
      PARKVIEW HEALTH SYSTEM, INC. PROJECT
         Hospital Revenue                                        4.75%      11/15/28        2,500         2,115

      KENTUCKY  1.3%
    + JEFFERSON COUNTY HEALTH FACILITIES
      UNIVERSITY MEDICAL CENTER, INC. PROJECT
         Revenue                                                 5.25%      07/01/22        1,000           957

      MARYLAND  0.5%
      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
         Revenue, Series 1996A                                   5.88%      07/01/16          370           382

      MASSACHUSETTS  3.6%
    7 MASSACHUSETTS PORT AUTHORITY
         Revenue, Series 1998D                                   5.00%      07/01/28        3,000         2,712

      MICHIGAN  4.1%
    + EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
         Revenue                                                 5.50%      06/01/17        2,000         2,034

    + WAYNE COUNTY COMMUNITY COLLEGE
      COMMUNITY COLLEGE IMPROVEMENT
         General Obligation                                      5.50%      07/01/19        1,000         1,010
                                                                                                       --------
                                                                                                          3,044

      MISSISSIPPI  5.8%
    + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      MISSISSIPPI BAPTIST MEDICAL CENTER
         Revenue Refunding                                       6.00%      05/01/13        2,150         2,255

   +o WALNUT GROVE CORRECTIONAL AUTHORITY                        6.00%      11/01/19        2,000         2,091
                                                                                                       --------
                                                                                                          4,346

      NEBRASKA  3.6%
   8+ AMERICAN PUBLIC ENERGY AGENCY
      NEBRASKA PUBLIC GAS AGENCY PROJECT
         Gas Supply Revenue, Series 1998C                        4.00%      09/01/07        3,000         2,689

      NEW YORK  6.2%
    + LONG ISLAND POWER AUTHORITY
         Electric System Revenue, Series 1998A                   5.13%      12/01/22        1,500         1,415

      NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Water & Sewer System Revenue, Series 1997A              5.13%      06/15/21        1,275         1,206

      NEW YORK STATE
         General Obligation Refunding, Series 1996A              5.30%      07/15/15        2,000         2,001
                                                                                                       --------
                                                                                                          4,622

  24     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)

      PENNSYLVANIA  7.5%
      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      UNIVERSITY OF PENNSYLVANIA HEALTH SERVICES
         Revenue, Series 1996A                                   5.75%      01/01/17        2,000         1,849

    + PHILADELPHIA
         General Obligation                                      4.75%      03/15/17        2,500         2,321

    + SENECA VALLEY SCHOOL DISTRICT
         General Obligation Refunding, Series 1998AA             5.15%      02/15/20        1,500         1,443
                                                                                                       --------
                                                                                                          5,613

      RHODE ISLAND  1.4%
      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      HOMEOWNERSHIP OPPORTUNITY PROJECT
         Revenue, Series 10A                                     6.50%      10/01/22        1,000         1,032

      TEXAS  23.6%
   6+ AUSTIN UTILITIES SYSTEM
         Revenue Refunding                                       5.13%      11/15/16        3,000         2,921

    + BRAZOS RIVER AUTHORITY
      HOUSTON INDUSTRIES, INC. PROJECT
         Revenue, Series 1998A                                   5.13%      05/01/19        1,750         1,672

    + CONROE INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding, Series 1997B              5.25%      02/15/21        1,000           961

   1+ DALLAS FORT WORTH INTERNATIONAL AIRPORT
         Revenue, Series 2000A                                   6.00%      11/01/24        3,500         3,601

    + ELGIN INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding                            5.25%      10/01/24        2,000         1,906

    + HARRIS COUNTY HOSPITAL DISTRICT
         Revenue Refunding                                       6.00%      02/15/16        1,000         1,050

    2 HOUSTON HIGHER EDUCATION FINANCING CORP.
      RICE UNIVERSITY PROJECT
         Revenue, Series 1999A                                   5.38%      11/15/29        3,500         3,373

    + TEXAS SOUTHERN UNIVERSITY
         Revenue Refunding, Series 1998A-1                       4.75%      11/01/17        1,545         1,415

      UNIVERSITY OF TEXAS
         Unrefunded Balance Revenue, Series 1991B                6.75%      08/15/13          680           705
                                                                                                       --------
                                                                                                         17,604

      VERMONT  2.8%
    + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
      FLETCHER ALLEN HEALTH
         Hospital Revenue, Series 2000A                          6.00%      12/01/23        2,000         2,073

      VIRGINIA  1.9%
      VIRGINIA PUBLIC BUILDING AUTHORITY
         Public Facilities Revenue, Series 1997A                 5.50%      08/01/16        1,350         1,373

                                         SEE THE FINANCIAL NOTES, WHICH     25
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS Continued
As of August 31, 2000

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)

      WASHINGTON  13.9%
   5+ CLARK COUNTY SCHOOL DISTRICT NO. 117
         General Obligation                                      5.50%      12/01/17        3,000         3,015

    + KING COUNTY
      KING STREET CENTER PROJECT
         Lease Revenue                                           5.13%      06/01/17        1,000           967

      KING COUNTY SCHOOL DISTRICT NO. 415
         General Obligation, Series 1993A                        5.55%      12/01/11          500           524

      WASHINGTON STATE
         General Obligation, Series 1998A                        4.75%      07/01/20        1,000           892

    + WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
    4 CATHOLIC HEALTH INITIATIVES
         Revenue, Series  2000A                                  6.00%      12/01/20        3,000         3,095
      SWEDISH HEALTH SYSTEM
         Revenue                                                 5.13%      11/15/18        2,000         1,901
                                                                                                       --------
                                                                                                         10,394

      WISCONSIN  1.3%
      WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      MEDICAL COLLEGE OF WISCONSIN, INC. PROJECT
         Revenue                                                 5.50%      03/01/17        1,000           998

      VARIABLE-RATE OBLIGATIONS  4.0%
===============================================================================================================

      CALIFORNIA  0.8%
    + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      SOUTHERN CALIFORNIA EDISON
         Pollution Control Revenue, Series 1986A                 3.60%      09/01/00          400           400

   +o ORANGE COUNTY SANITATION DISTRICT
      DISTRICTS 1-3, 5-7, 11, 13 & 14                            3.60%      09/01/00          200           200
                                                                                                       --------
                                                                                                            600

      MISSISSIPPI  0.3%
    + JACKSON COUNTY POLLUTION CONTROL
      CHEVRON U.S.A., INC. PROJECT
         Revenue Refunding                                       4.30%      09/01/00          200           200

      NEW MEXICO  2.6%
    + FARMINGTON POLLUTION CONTROL
      ARIZONA PUBLIC SERVICE CO.
         Revenue Refunding, Series 1994A                         4.35%      09/01/00        2,000         2,000

      NEW YORK  0.3%
    + NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Water & Sewer System Revenue, Series  1994G             4.30%      09/01/00          200           200

  26     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

         Other Investment Companies  0.1% of investments
========================================================================================================
                                                                                             MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                          ($ x 1,000)
      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO    99,617                                                                  100

========================================================================================================
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF HOLDINGS FOR THIS FUND.


                                         SEE THE FINANCIAL NOTES, WHICH     27
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
Statement of
ASSETS AND LIABILITIES
As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
================================================================================
Investments, at market value                                 $74,636  a
Receivables:
   Fund shares sold                                               10
   Interest                                                    1,135
Prepaid expenses                                        +         24
                                                        ------------
TOTAL ASSETS                                                  75,805

LIABILITIES
================================================================================
Payables:
   Fund shares redeemed                                           14
   Dividends to shareholders                                      60
   Transfer agent and shareholder service fees                     3
Accrued expenses                                        +         30
                                                        ------------
TOTAL LIABILITIES                                                107

NET ASSETS
================================================================================
TOTAL ASSETS                                                  75,805
TOTAL LIABILITIES                                       -        107
                                                        ------------
NET ASSETS                                                   $75,698

NET ASSETS BY SOURCE
Capital received from investors                               79,399
Distributions in excess of net investment income                 (20)
Net realized capital losses                                   (3,026)
Net unrealized capital losses                                   (655)

NET ASSET VALUE (NAV)
                             SHARES
NET ASSETS     (DIVIDE)      OUTSTANDING    =    NAV
$75,698                      7,390               $10.24


a. The fund's amortized cost for these securities was $75,291. Not counting short-term obligations, the fund paid $19,204 for securities during the report period, and received $35,676 from securities it sold or that matured. This includes $39,887 in transactions with other SchwabFunds.(REGISTRATION
   MARK)

FEDERAL TAX DATA
==============================================
COST BASIS OF PORTFOLIO                $75,291
NET UNREALIZED DEPRECIATION:
Appreciated securities                  $1,305
Depreciated securities            -      1,960
                                  ------------
                                         ($655)

DEFERRED CAPITAL LOSSES                 $2,323
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                  Loss amount
  2008                                    $703

  28     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
====================================================================
Interest                                                      $4,402

NET REALIZED LOSSES
====================================================================
Net realized losses on investments sold                       (2,898)

NET UNREALIZED GAINS
====================================================================
Net unrealized gains on investments                            3,194

EXPENSES
====================================================================
Investment adviser and administrator fees                        255  a
Transfer agent and shareholder service fees                      196  b
Trustees' fees                                                     7  c
Custodian and portfolio accounting fees                           54
Professional fees                                                 21
Registration fees                                                 15
Shareholder reports                                               29
Proxy fees                                                         6
Other expenses                                          +         16
                                                        ------------
Total expenses                                                   599
Expense reduction                                       -        208  d
                                                        ------------
NET EXPENSES                                                     391

INCREASE IN NET ASSETS FROM OPERATIONS
====================================================================
TOTAL INVESTMENT INCOME                                        4,402
NET EXPENSES                                            -        391
                                                        ------------
NET INVESTMENT INCOME                                          4,011
NET REALIZED LOSSES                                           (2,898) e
NET UNREALIZED GAINS                                    +      3,194  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $4,307

a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Reduced by the investment adviser (CSIM). This reduction reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least October 31, 2000, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net gain on investments of $296.

                                         SEE THE FINANCIAL NOTES, WHICH     29
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.

OPERATIONS
=======================================================================
                                       9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                         $ 4,011           $ 4,092
Net realized losses                            (2,898)             (120)
Net unrealized gains or losses           +      3,194            (7,494)
                                         ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                 4,307            (3,522)

DISTRIBUTIONS PAID
=======================================================================
Dividends from net investment income            4,005             4,162
Distributions from net realized gains    +         --               395
                                         ------------------------------
TOTAL DISTRIBUTIONS PAID                        4,005             4,557

TRANSACTIONS IN FUND SHARES
=======================================================================
                                9/1/99-8/31/00         9/1/98-8/31/99
                            QUANTITY       VALUE   QUANTITY       VALUE
Shares sold                    1,698     $16,746      5,077    $ 55,396
Shares reinvested                275       2,708        307       3,306
Shares redeemed           +   (3,467)    (33,906)    (2,852)    (30,700)
                          ---------------------------------------------
NET INCREASE OR DECREASE      (1,494)   ($14,452)     2,532    $ 28,002

SHARES OUTSTANDING AND NET ASSETS
=======================================================================
                                9/1/99-8/31/00         9/1/98-8/31/99
                              SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period            8,884     $89,848      6,352     $69,925
Total increase or
decrease                  +   (1,494)    (14,150)     2,532      19,923  a
                          ---------------------------------------------
END OF PERIOD                  7,390     $75,698      8,884     $89,848  b

a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus distributions paid.

b. Includes distributions that exceeded net investment income by $20 for the current period and $26 for the prior period.

  30     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

SCHWAB

CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND


                            [PHOTO OF JOANNE LARKIN]

"Focusing on high quality bonds with longer maturities allowed the fund to benefit from price increases as the demand for these bonds soared."

        Portfolio Manager
        Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

                      TICKER SYMBOL                  SWCSX
          -----------------------------------------------------------

                                  INTEREST RATE
                                SENSITIVITY 1,2

                                      LOW          MEDIUM        HIGH

          CREDIT QUALITY 1,2

              HIGH                    [X]           [ ]          [ ]

              MEDIUM                  [ ]           [ ]          [ ]

              LOW                     [ ]           [ ]          [ ]


California taxpayers who are seeking double tax-free income along with the potential for lower volatility may want to consider this fund.

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

THE FUND PERFORMED UNUSUALLY WELL DURING THE REPORT PERIOD, PACED BY THE MUNI BOND MARKET'S RECOVERY. Although rising interest rates pushed down muni prices during 1999, the muni market surged ahead strongly in the first eight months of 2000, especially in California. The fund's returns for the period actually exceeded those for the average short-term taxable bond fund, even before allowing for any tax advantages, and also exceeded the average national short-term tax-free bond fund. 1

A ROBUST ECONOMY HELPED SHRINK THE SUPPLY OF MUNIS WHILE BOOSTING DEMAND FOR THEM. Many California muni issuers have seen increased revenues, reducing their need to borrow money by issuing bonds. At the same time, investor demand for munis has surged, driven by the appeal of the tax advantages (particularly among those benefiting from tech growth) as well as the historically lower volatility of munis as compared with stocks. All of these factors helped push muni prices higher.

THE FUND LENGTHENED ITS AVERAGE MATURITY within its allowable range, in order to capitalize on attractive yields from longer maturity bonds. Performance may also have benefited from the fund's decision to buy more bonds from among the two highest rating categories, where prices rose significantly.

1 Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories:
  Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 3.80%1 and its taxable-equivalent yield was 6.94%.1,2

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                  TOTAL RETURN 1
                                                                SINCE INCEPTION:
                                      1 YEAR        5 YEARS         4/21/93
FUND                                   5.32%         4.46%          4.38%

LEHMAN 3-YEAR MUNI INDEX               4.72%         4.59%          4.61%

PEER GROUP AVERAGE 3                   3.87%         3.91%           n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                                Lehman 3-Year
                                  Fund           Muni Index
                 4/21/93         10000              10000
                 4/29/93          9990               9994
                 5/30/93         10037              10021
                 6/29/93         10136              10085
                 7/30/93         10157              10090
                 8/30/93         10257              10185
                 9/29/93         10328              10229
                10/30/93         10340              10251
                11/29/93         10310              10237
                12/30/93         10444              10345
                 1/30/94         10517              10429
                 2/27/94         10372              10332
                 3/30/94         10188              10207
                 4/29/94         10239              10267
                 5/30/94         10272              10315
                 6/29/94         10253              10318
                 7/30/94         10356              10404
                 8/30/94         10390              10441
                 9/29/94         10350              10415
                10/30/94         10280              10390
                11/29/94         10167              10371
                12/30/94         10227              10416
                 1/30/95         10350              10502
                 2/27/95         10503              10613
                 3/30/95         10598              10708
                 4/29/95         10614              10744
                 5/30/95         10826              10909
                 6/29/95         10809              10935
                 7/30/95         10925              11050
                 8/30/95         11030              11137
                 9/29/95         11090              11168
                10/30/95         11174              11222
                11/29/95         11256              11294
                12/30/95         11296              11341
                 1/30/96         11366              11430
                 2/28/96         11358              11432
                 3/30/96         11308              11404
                 4/29/96         11325              11418
                 5/30/96         11332              11428
                 6/29/96         11393              11497
                 7/30/96         11466              11560
                 8/30/96         11483              11577
                 9/29/96         11557              11648
                10/30/96         11634              11730
                11/29/96         11742              11839
                12/30/96         11737              11845
                 1/30/97         11776              11897
                 2/27/97         11837              11955
                 3/30/97         11762              11893
                 4/29/97         11815              11944
                 5/30/97         11916              12041
                 6/29/97         11991              12112
                 7/30/97         12139              12256
                 8/30/97         12120              12231
                 9/29/97         12196              12319
                10/30/97         12227              12374
                11/29/97         12268              12410
                12/30/97         12346              12494
                 1/30/98         12433              12576
                 2/27/98         12459              12603
                 3/30/98         12467              12623
                 4/29/98         12435              12605
                 5/30/98         12540              12723
                 6/29/98         12568              12766
                 7/30/98         12635              12812
                 8/30/98         12749              12936
                 9/29/98         12863              13019
                10/30/98         12892              13081
                11/29/98         12931              13113
                12/30/98         12942              13144
                 1/30/99         13054              13264
                 2/27/99         13054              13278
                 3/30/99         13073              13290
                 4/29/99         13088              13332
                 5/30/99         13067              13313
                 6/29/99         12966              13233
                 7/30/99         13034              13298
                 8/30/99         13024              13314
                 9/29/99         13090              13364
                10/30/99         13042              13366
                11/29/99         13108              13425
                12/30/99         13027              13403
                 1/30/00         13092              13427
                 2/28/00         13145              13469
                 3/30/00         13257              13537
                 4/29/00         13193              13540
                 5/30/00         13238              13554
                 6/29/00         13440              13726
                 7/30/00         13579              13837
                 8/30/00         13717              13943

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.22%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/00, there were 103 funds in the
  Morningstar Municipal Short Bond Fund category that had track records of at least one year.

TOP 10 HOLDINGS 1 as of 8/31/00

                                                                                                         PERCENTAGE OF
     SECURITY                                                                    RATE    MATURITY DATE    INVESTMENTS
   -------------------------------------------------------------------------------------------------------------------
   1 SAN DIEGO UNIFIED SCHOOL DISTRICT
     Tax & Revenue Anticipation, Series 2000A                                    5.25%      10/04/01          4.2%
   -------------------------------------------------------------------------------------------------------------------
   2 LOS ANGELES UNIFIED SCHOOL DISTRICT  General Obligation, Series 2000D       5.50%      07/01/10          3.6%
   -------------------------------------------------------------------------------------------------------------------
   3 CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY, MARSHALL HOSPITAL
     Insured Hospital Revenue, Series 1992A                                      6.63%      11/01/02          3.5%
   -------------------------------------------------------------------------------------------------------------------
   4 LONG BEACH HARBOR  Revenue Refunding, Series 1998A                          5.50%      05/15/05          3.4%
   -------------------------------------------------------------------------------------------------------------------
   5 ALAMEDA COUNTY, REFERENCE & CAPITAL PROJECTS                                5.00%      12/01/06          3.0%
   -------------------------------------------------------------------------------------------------------------------
   6 SANTA CLARA COUNTY FINANCING AUTHORITY, MULTI-FACILITIES PROJECTS
     Lease Revenue, Series 2000B                                                 5.50%      05/15/05          2.9%
   -------------------------------------------------------------------------------------------------------------------
   7 ORANGE COUNTY RECOVERY  Series 1996A                                        6.00%      07/01/08          2.8%
   -------------------------------------------------------------------------------------------------------------------
   8 CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY,
     THE INTERNEXT GROUP                                                         4.13%      04/01/04          2.7%
   -------------------------------------------------------------------------------------------------------------------
   9 LOS ANGELES COUNTY TRANSPORTATION COMMISSION,
     Proposition C Sales Tax Revenue, Second Series 1992A                        6.20%      07/01/04          2.6%
   -------------------------------------------------------------------------------------------------------------------
  10 CALIFORNIA PUBLIC WORKS BOARD, DEPARTMENT OF CORRECTIONS STATE
     PRISONS IMPERIAL COUNTY  Lease Revenue Refunding, Series 1998B              4.50%      09/01/05          2.5%
   -------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                   31.2%

DIVIDENDS PAID in each fiscal year

                           [DIVIDENDS PAID BAR CHART]

                                         Income Dividends
                        Year                 per Share
                        1993 2                 0.13
                        1994                   0.37
                        1995                   0.42
                        1996                   0.43
                        1997                   0.43
                        1998                   0.42
                        1999                   0.39
                        2000                   0.39

1 This list is not a recommendation of any security by the adviser.

2 Period from the fund's inception on 4/21/93 through 8/31/93.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.


BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1) 100.0% Municipal Bonds



BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 53.2% AAA
(2) 21.9% AA
(3) 17.8% A
(4)  2.7% BBB
(5)  4.4% Short-Term Ratings



BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1)  4.0% 0-6 Months
(2) 36.0% 7-36 Months
(3) 22.2% 37-60 Months
(4) 37.8% More than 60 Months


FUND FACTS as of 8/31/00


                                                                   PEER GROUP 2
                                                  FUND               AVERAGE
-------------------------------------------------------------------------------
Number of Issues                                   70                  112
Yield to Maturity                                 4.32%               3.99%
Weighted Average Rate                             3.80%               5.53%
Weighted Average Maturity                        4.2 yrs             5.1 yrs
Weighted Average Duration                        3.7 yrs             2.6 yrs
Weighted Average Credit Quality                    AA                  AAA

EXPENSE RATIO as of 8/31/00

                      FUND                          0.49% 3
                      PEER GROUP AVERAGE            0.90% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/00, there were 103 funds in the
  Morningstar Municipal Short Bond Fund category.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================
FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                9/1/99-    9/1/98-   9/1/97-   9/1/96-   9/1/95-
                                                8/31/00    8/31/99   8/31/98   8/31/97   8/31/96
================================================================================================
 PER-SHARE DATA ($)
================================================================================================
Net asset valueat beginning of period             10.09      10.26     10.16     10.04     10.06
                                                 -----------------------------------------------
Income from investment operations:
     Net investment income                         0.39       0.39      0.41      0.43      0.43
     Net realized and unrealized gains or losses   0.13      (0.17)     0.11      0.12     (0.02)
                                                 -----------------------------------------------
     Total income from investment operations       0.52       0.22      0.52      0.55      0.41
 Less distributions:
     Dividends from net investment income         (0.39)     (0.39)    (0.42)    (0.43)    (0.43)
                                                 -----------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                 10.22      10.09     10.26     10.16     10.04
                                                 ===============================================
 Total return (%)                                  5.32       2.16      5.19      5.54      4.11

RATIOS/SUPPLEMENTAL DATA (%)
================================================================================================
 Ratio of net operating expenses to
  average net assets                               0.49 1     0.49      0.49      0.49      0.49
 Expense reductions reflected in above ratio       0.21       0.28      0.30      0.40      0.38
 Ratio of net investment income to
  average net assets                               3.91       3.81      4.02      4.21      4.23
 Portfolio turnover rate                             42          7         8        23        20
 Net assets, end of period ($ x 1,000,000)          124        126        96        59        46

1 Would have been 0.50% if non-routine expenses (proxy fees) had been included.

                                         SEE THE FINANCIAL NOTES, WHICH     35
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS
As of August 31, 2000.

This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  1 Top ten holding
  + Credit-enhanced security
  o Certificate of Participation

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         100.0%   MUNICIPAL BONDS
                  Market Value: $121,641
                  Cost: $120,763

                  OTHER INVESTMENT COMPANIES
                  Market Value: $26
                  Cost: $26
=================================================
         100.0%   TOTAL INVESTMENTS
                  Market Value: $121,667
                  Cost: $120,789

MUNICIPAL BONDS 100.0% of investments
================================================================================

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      FIXED-RATE OBLIGATIONS  97.0%
=================================================================================================================
      CALIFORNIA  95.4%
    + ADELANTO PUBLIC UTILITY AUTHORITY
      UTILITY SYSTEM PROJECT
         Revenue, Series 2000A                                   4.45%      11/01/01        2,375         2,383

  5+o ALAMEDA COUNTY
      REFERENCE & CAPITAL PROJECTS                               5.00%      12/01/06        3,480         3,651
      ALAMEDA PUBLIC FINANCING AUTHORITY
         Revenue                                                 4.85%      09/02/06        2,140         2,145

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      LOYOLA MARYMOUNT UNIVERSITY
         Revenue, Series 1992B                                   6.60%      10/01/02        1,450         1,550
      MILLS COLLEGE
         Revenue, Series 1992                                    6.88%      09/01/02          500           536
    + POOLED COLLEGE & UNIVERSITY PROJECTS
         Revenue, Series 1997A                                   5.05%      04/01/05        1,010         1,052
      STANFORD UNIVERSITY PROJECT
         Revenue Refunding, Series 1997M                         5.25%      12/01/01        1,600         1,627
    + UNIVERSITY OF SAN DIEGO
         Revenue Refunding                                       4.50%      10/01/02        1,000         1,011

  36     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      CATHOLIC HEALTH CARE WEST
         Insured Revenue, Series 1997A                           5.00%      07/01/03        2,000         2,048
      KAISER PERMANENTE
         Revenue, Series 1998B                                   5.00%      10/01/08        2,500         2,487
   3+ MARSHALL HOSPITAL
         Insured Hospital Revenue, Series 1992A                  6.63%      11/01/02        4,000         4,289

    + CALIFORNIA
         General Obligation, Series 1994                         6.50%      03/01/03        2,000         2,118

      CALIFORNIA PUBLIC WORKS BOARD
         Energy Efficiency Revenue Refunding, Series 1998B       4.00%      09/01/06        1,155         1,149
   10 DEPARTMENT OF CORRECTIONS STATE PRISONS - IMPERIAL COUNTY
         Lease Revenue Refunding, Series 1998B                   4.50%      09/01/05        3,000         3,060
    + VARIOUS UNIVERSITIES OF CALIFORNIA PROJECTS
         Lease Revenue, Series 1992A                             5.60%      12/01/01        2,000         2,042
         Lease Revenue, Series 1992A                             6.40%      12/01/02        2,000         2,139
      UNIVERSITY OF CALIFORNIA REGENTS
         Lease Revenue Refunding, Series 1998A                   5.25%      12/01/07        2,000         2,130

      CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
    o ST. JOSEPH HEALTH SYSTEM
         Series 1997                                             5.00%      07/01/04          750           758
   8o THE INTERNEXT GROUP                                        4.13%      04/01/04        3,500         3,330
    o CEDARS-SINAI MEDICAL CENTER
         Series 1993                                             4.40%      11/01/00        1,235         1,235
    + SHERMAN OAKS PROJECT
         Revenue Refunding, Series 1998A                         5.00%      08/01/06        2,500         2,610

      CENTRAL CONTRA COSTA SANITARY DISTRICT
         Revenue Refunding                                       4.10%      09/01/09        1,435         1,418

    + CONTRA COSTA TRANSPORTATION AUTHORITY
         Sales Tax Revenue, Series 1995A                         6.00%      03/01/03        2,530         2,647

      FAIRFIELD
         Tax & Revenue Anticipation                              5.25%      09/28/01        1,150         1,165

    + FONTANA
      SENIOR COMMUNITY FACILITIES DISTRICT NO. 2-A
         Special Tax Refunding, Series 1998                      4.10%      09/01/04        1,120         1,124

      FRESNO
    + COMMUNITY FACILITIES DISTRICT NO. 3
         Special Tax, Series 1998                                4.75%      09/01/05        1,890         1,893
      HOLY CROSS HEALTH SYSTEM - ST. AGNES MEDICAL CENTER
         Health Facility Revenue, Series 1991                    6.50%      06/01/02          550           583

    + INGLEWOOD REDEVELOPMENT AGENCY
      MERGED REDEVELOPED PROJECT
         Tax Allocation Refunding, Series 1998A                  3.88%      05/01/05          525           521

   +o INTERCOMMUNITY HOSPITAL FINANCING AUTHORITY
      NORTH BAY HEALTHCARE PROJECT                               4.40%      11/01/06        1,745         1,736

                                         SEE THE FINANCIAL NOTES, WHICH     37
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
    + INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
         Revenue Refunding, Series 1999A                         5.00%      11/01/08        1,210         1,276
         Revenue Refunding, Series 1999A                         5.00%      11/01/09        1,375         1,451

   4+ LONG BEACH HARBOR
         Revenue Refunding, Series 1998A                         5.50%      05/15/05        3,985         4,188

   +o LOS ANGELES
      AMERICAN ACADEMY OF DRAMATIC ARTS
         Series 2000A                                            4.70%      11/01/05        1,300         1,318

    + LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING AUTHORITY
      BEACON STREET PROJECT
         Revenue Refunding, Series 1998F                         5.00%      09/01/07          810           851
      MONTEREY PROJECT
         Revenue Refunding, Series 1998E                         5.00%      09/01/07        1,570         1,650

    9 LOS ANGELES COUNTY TRANSPORTATION COMMISSION
      PROPOSITION C
         Sales Tax Revenue, Second Series 1992A                  6.20%      07/01/04        3,000         3,213

    + LOS ANGELES DEPARTMENT OF AIRPORTS
         Airport Revenue Refunding, Series 1995B                 6.50%      05/15/03        2,300         2,440

      LOS ANGELES DEPARTMENT OF WATER & POWER
         Electric Plant Revenue Refunding, Series 1994           4.50%      08/15/01        2,270         2,285

      LOS ANGELES STATE BUILDING AUTHORITY
      CALIFORNIA DEPARTMENT OF GENERAL SERVICES
         Lease Revenue Refunding, Series 1995A                   5.60%      05/01/04        1,000         1,050

    2 LOS ANGELES UNIFIED SCHOOL DISTRICT
         General Obligation, Series 2000D                        5.50%      07/01/10        4,000         4,344

      METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
         Waterworks Revenue, Series 1991                         6.63%      07/01/01        1,000         1,041

    + NORTHERN CALIFORNIA POWER AGENCY
      GEOTHERMAL PROJECT NO. 3
         Public Power Revenue, Series 1993A                      5.60%      07/01/06        2,000         2,145
         Public Power Revenue, Series 1998A                      5.00%      07/01/04        2,000         2,070

  7+o ORANGE COUNTY RECOVERY
         Series 1996A                                            6.00%      07/01/08        3,000         3,346

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
         Revenue                                                 4.70%      09/15/01        2,500         2,509

   +o RIM OF THE WORLD UNIFIED SCHOOL DISTRICT
      MEASURE V CAPITAL IMPROVEMENT PROJECTS
         Series 1992                                             5.90%      09/01/01        1,490         1,519

  38     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
      OPEN SPACE
         Lease Revenue, Series 2000A                             5.00%      04/01/02        2,000         2,028

    + SACRAMENTO FINANCING AUTHORITY
      STATE OF CALIFORNIA EPA BUILDING PROJECT
         Lease Revenue, Series 1998A                             3.90%      05/01/07        1,000           986

    1 SAN DIEGO UNIFIED SCHOOL DISTRICT
         Tax & Revenue Anticipation, Series 2000A                5.25%      10/04/01        5,000         5,068

    + SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
         Bridge Toll Revenue, Series 1999                        5.00%      02/01/07          500           514

    + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
         International Airport Revenue, 2nd Series - Issue 15A   5.50%      05/01/09        2,000         2,142

    + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      AUXILIARY ORGANIZATION
         Student Housing Revenue                                 4.30%      07/01/05          540           540
         Student Housing Revenue                                 5.00%      07/01/08          400           414

    + SAN JOAQUIN AREA FLOOD CONTROL AGENCY
      IMPROVEMENT BOND ACT 1915
         Flood Protection Restoration Assessment, Series 1996    5.10%      09/02/03        1,360         1,402

      SAN JOSE FINANCING AUTHORITY
      CONVENTION CENTER PROJECT
         Revenue Refunding, Series 1993C                         5.90%      09/01/04        2,500         2,595

    + SANTA CLARA COUNTY FINANCING AUTHORITY
    6 MULTI-FACILITIES PROJECTS
         Lease Revenue, Series 2000B                             5.50%      05/15/05        3,290         3,477
      VMC FACILITY REPLACEMENT PROJECT
         Lease Revenue, Series 1994A                             7.75%      11/15/10        1,000         1,267

      SANTA MONICA WASTEWATER ENTERPRISE
      HYPERION PROJECT
         Revenue, Series 1991A                                   6.25%      01/01/02        1,250         1,309

    + SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      SAN JUAN POWER PROJECT UNIT 3
         Power Revenue, Series 1993A                             5.00%      01/01/04        1,600         1,649

    + WEST & CENTRAL BASIN FINANCING AUTHORITY
         Revenue Refunding                                       6.13%      08/01/02        1,425         1,507
                                                                                                       --------
                                                                                                        116,031

      PUERTO RICO  1.6%
    + PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation, Series 1999A                        5.50%      08/01/08        1,820         1,955

                                         SEE THE FINANCIAL NOTES, WHICH     39
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      VARIABLE-RATE OBLIGATIONS  3.0%
=================================================================================================================
      CALIFORNIA  3.0%
    + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      SOUTHERN CALIFORNIA EDISON PROJECT
         Pollution Control Revenue, Series 1986A                 3.60%      09/01/00          300           300
         Pollution Control Revenue, Series 1986B                 3.60%      09/01/00          300           300

    + IRVINE IMPROVEMENT BOND ACT 1915
      ASSESSMENT DISTRICT NO. 87-8
         Special Assessment                                      3.60%      09/01/00          500           500
      ASSESSMENT DISTRICT NO. 94-15
         Special Assessment                                      3.60%      09/01/00          400           400
      ASSESSMENT DISTRICT NO. 94-13
         Special Assessment                                      3.60%      09/01/00          700           700
      ASSESSMENT DISTRICT NO. 97-17
         Special Assessment                                      3.60%      09/01/00          700           700

    + IRVINE RANCH WATER DISTRICT
         Revenue                                                 3.60%      09/01/00          500           500

   +o ORANGE COUNTY SANITATION DISTRICT
      DISTRICTS 1-3, 5-7, 11, 13 & 14                            3.60%      09/01/00          255           255
                                                                                                       --------
                                                                                                          3,655
       Other Investment Companies  0.0% of investments
===============================================================================================================
      SECURITY AND NUMBER OF SHARES

      PROVIDENT INSTITUTIONAL FUNDS --
      CALIFORNIA MONEY FUND PORTFOLIO    25,805                                                              26

===============================================================================================================
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF HOLDINGS FOR THIS FUND.

  40     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
================================================================================
Investments, at market value                                $121,667  a
Receivables:
   Fund shares sold                                              284
   Interest                                                    1,739
Prepaid expenses                                        +          1
                                                        ------------
TOTAL ASSETS                                                 123,691

LIABILITIES
================================================================================
Payables:
   Fund shares redeemed                                            5
   Dividends to shareholders                                      77
   Investment adviser and administrator fees                       1
   Transfer agent and shareholder service fees                     4
Accrued expenses                                        +         40
                                                        ------------
TOTAL LIABILITIES                                                127

NET ASSETS
================================================================================
TOTAL ASSETS                                                 123,691
TOTAL LIABILITIES                                       -        127
                                                        ------------
NET ASSETS                                                  $123,564

NET ASSETS BY SOURCE

Capital received from investors                              123,525
Distributions in excess of net investment income                 (25)
Net realized capital losses                                     (814)
Net unrealized capital gains                                     878

NET ASSET VALUE (NAV)
                           SHARES
NET ASSETS    (DIVIDE)     OUTSTANDING      =       NAV
$123,564                   12,089                   $10.22

a. The fund's amortized cost for these securities was $120,789. Not counting short-term obligations, the fund paid $48,229 for securities during the report period, and received $49,206 from securities it sold or that matured. This includes $99,279 in transactions with other SchwabFunds.(REGISTRATION
   MARK)

FEDERAL TAX DATA
------------------------------------------------
COST BASIS OF PORTFOLIO                 $120,789
NET UNREALIZED APPRECIATION:
Appreciated securities                    $1,314
Depreciated securities                -      436
                                      ----------
                                            $878

DEFERRED CAPITAL LOSSES                      $23

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                    Loss amount
  2003                                       $68
  2004                                       696
  2008                                +       27
                                      ----------
                                            $791

                                         SEE THE FINANCIAL NOTES, WHICH     41
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
================================================================================
Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
====================================================================
Interest                                                      $5,180

NET REALIZED LOSSES
====================================================================
Net realized losses on investments sold                          (50)

NET UNREALIZED GAINS
====================================================================
Net unrealized gains on investments                            1,514

EXPENSES
====================================================================
Investment adviser and administrator fees                        381  a
Transfer agent and shareholder service fees                      294  b
Trustees' fees                                                     6  c
Custodian and portfolio accounting fees                           73
Professional fees                                                 33
Shareholder reports                                               26
Proxy fees                                                         8
Other expenses                                          +         16
                                                        ------------
Total expenses                                                   837
Expense reduction                                       -        253  d
                                                        ------------
NET EXPENSES                                                     584

INCREASE IN NET ASSETS FROM OPERATIONS
====================================================================
TOTAL INVESTMENT INCOME                                        5,180
NET EXPENSES                                            -        584
                                                        ------------
NET INVESTMENT INCOME                                          4,596
NET REALIZED LOSSES                                              (50) e
NET UNREALIZED GAINS                                    +      1,514  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $6,060

a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Reduced by the investment adviser (CSIM). This reduction reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least October 31, 2000, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net gain on investments of $1,464.

  42     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.

OPERATIONS
========================================================================
                                        9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                           $4,596           $ 4,337
Net realized gains or losses                       (50)               24
Net unrealized gains or losses            +      1,514            (2,238)
                                          ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS           6,060             2,123

DISTRIBUTIONS PAID
========================================================================
Dividends from net investment income             4,593             4,341

TRANSACTIONS IN FUND SHARES
========================================================================
                                 9/1/99-8/31/00         9/1/98-8/31/99
                             QUANTITY       VALUE   QUANTITY       VALUE
Shares sold                     5,558     $55,787      7,935    $ 81,467
Shares reinvested                 347       3,489        331       3,386
Shares redeemed            +   (6,276)    (62,877)    (5,151)    (52,831)
                           ---------------------------------------------
NET INCREASE OR DECREASE         (371)    ($3,601)     3,115     $32,022

SHARES OUTSTANDING AND NET ASSETS
========================================================================
                                 9/1/99-8/31/00         9/1/98-8/31/99
                               SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period            12,460    $125,698      9,345     $95,894
Total increase or
decrease                   +     (371)     (2,134)     3,115      29,804  a
                           ---------------------------------------------
END OF PERIOD                  12,089    $123,564     12,460    $125,698  b

a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus total distributions paid.

b. Includes distributions that exceeded net investment income by $25 for the current period and $28 for the prior period.

                                         SEE THE FINANCIAL NOTES, WHICH     43
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB

CALIFORNIA LONG-TERM TAX-FREE BOND FUND


                            [PHOTO OF JOANNE LARKIN]

"During the report period, we added many high-quality bonds that were trading at low prices in order to boost the fund's return."


        Portfolio Manager
        Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.


                        TICKER SYMBOL                SXCAX
              -------------------------------------------------------

                                                INTEREST RATE
                                              SENSITIVITY 1,2

                                         LOW        MEDIUM       HIGH

              CREDIT QUALITY 1,2

                  HIGH                   [ ]         [ ]          [X]

                  MEDIUM                 [ ]         [ ]          [ ]

                  LOW                    [ ]         [ ]          [ ]

This fund is designed for California taxpayers who want double tax-free income and can accept higher risk in exchange for potentially higher long-term returns.

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3


MANAGER'S PERSPECTIVE

THE FUND PERFORMED UNUSUALLY WELL DURING THE REPORT PERIOD, PACED BY THE MUNI BOND MARKET'S RECOVERY. Although rising interest rates pushed down muni prices during 1999, the muni market surged ahead strongly in the first eight months of 2000, especially in California. The fund's returns for the period actually exceeded those for the average long-term taxable bond fund, even before allowing for any tax advantages, and also exceeded the average national long-term tax-free bond fund. 1

A ROBUST ECONOMY HELPED SHRINK THE SUPPLY OF MUNIS WHILE BOOSTING DEMAND FOR THEM. Many California muni issuers have seen increased revenues, reducing their need to borrow money by issuing bonds. At the same time, investor demand for munis has surged, driven by the appeal of the tax advantages (particularly among those benefiting from tech growth) as well as the historically lower volatility of munis as compared with stocks. All of these factors helped push muni prices higher.

THE FUND LENGTHENED ITS AVERAGE MATURITY within its allowable range, in order to capitalize on attractive yields from longer maturity bonds. Performance may also have benefited from the fund's decision to look for bonds that, in our opinion, were likely to rise in price, although the fund still maintained a core of high quality securities held for income.

1 Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories:
  Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 5.06% 1 and its taxable-equivalent yield was 9.24%. 1,2

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                  TOTAL RETURN 1

                                                                SINCE INCEPTION:
                                      1 YEAR        5 YEARS          2/24/92
FUND                                   7.67%           6.2%            6.7%

LEHMAN GENERAL MUNI INDEX              6.77%          6.03%           6.69%

PEER GROUP AVERAGE 3                   6.46%          5.55%            n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                                 Lehman General
                                Fund               Muni Index
                2/24/92         10000                10000
                3/30/92         10099                10004
                4/29/92         10217                10093
                5/30/92         10410                10212
                6/29/92         10633                10383
                7/30/92         11082                10694
                8/30/92         10786                10590
                9/29/92         10835                10659
               10/30/92         10474                10554
               11/29/92         10921                10743
               12/30/92         11110                10853
                1/30/93         11256                10979
                2/27/93         11775                11376
                3/30/93         11561                11256
                4/29/93         11674                11370
                5/30/93         11736                11434
                6/29/93         11969                11624
                7/30/93         11957                11640
                8/30/93         12235                11882
                9/29/93         12371                12017
               10/30/93         12412                12041
               11/29/93         12263                11934
               12/30/93         12541                12186
                1/30/94         12671                12326
                2/27/94         12304                12006
                3/30/94         11683                11517
                4/29/94         11768                11615
                5/30/94         11867                11716
                6/29/94         11747                11644
                7/30/94         12008                11864
                8/30/94         12026                11905
                9/29/94         11824                11730
               10/30/94         11508                11521
               11/29/94         11235                11313
               12/30/94         11420                11562
                1/30/95         11901                11893
                2/27/95         12295                12238
                3/30/95         12414                12379
                4/29/95         12407                12394
                5/30/95         12825                12789
                6/29/95         12613                12677
                7/30/95         12685                12797
                8/30/95         12866                12960
                9/29/95         12972                13041
               10/30/95         13228                13230
               11/29/95         13507                13450
               12/30/95         13690                13579
                1/30/96         13785                13682
                2/28/96         13664                13589
                3/30/96         13436                13415
                4/29/96         13369                13378
                5/30/96         13379                13373
                6/29/96         13550                13518
                7/30/96         13700                13641
                8/30/96         13693                13639
                9/29/96         13920                13830
               10/30/96         14073                13986
               11/29/96         14365                14242
               12/30/96         14283                14182
                1/30/97         14294                14209
                2/27/97         14429                14340
                3/30/97         14175                14149
                4/29/97         14316                14268
                5/30/97         14581                14482
                6/29/97         14706                14637
                7/30/97         15266                15042
                8/30/97         15056                14901
                9/29/97         15253                15078
               10/30/97         15359                15175
               11/29/97         15475                15264
               12/30/97         15717                15487
                1/30/98         15918                15646
                2/27/98         15906                15651
                3/30/98         15879                15665
                4/29/98         15802                15595
                5/30/98         16078                15841
                6/29/98         16124                15903
                7/30/98         16145                15943
                8/30/98         16405                16190
                9/29/98         16645                16392
               10/30/98         16638                16392
               11/29/98         16728                16450
               12/30/98         16725                16491
                1/30/99         16903                16687
                2/27/99         16846                16613
                3/30/99         16888                16637
                4/29/99         16879                16678
                5/30/99         16727                16582
                6/29/99         16438                16343
                7/30/99         16418                16402
                8/30/99         16144                16270
                9/29/99         16135                16277
               10/30/99         15756                16101
               11/29/99         15957                16272
               12/30/99         15699                16150
                1/30/00         15540                16080
                2/28/00         15850                16267
                3/30/00         16384                16623
                4/29/00         16191                16525
                5/30/00         16125                16439
                6/29/00         16659                16875
                7/30/00         16951                17109
                8/30/00         17382                17373

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.22%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/00, there were 117 funds in the
  Morningstar Municipal California Long Bond Fund category that had track records of at least one year.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

TOP 10 HOLDINGS 1 as of 8/31/00

                                                                                                         PERCENTAGE OF
     SECURITY                                                                     RATE    MATURITY DATE    INVESTMENTS
  --------------------------------------------------------------------------------------------------------------------
   1 LOS ANGELES UNIFIED SCHOOL DISTRICT
     General Obligation, Series 2000D                                            5.38%      07/01/25          4.7%
  --------------------------------------------------------------------------------------------------------------------
   2 SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
     Special Tax Revenue, Series 1999A                                           5.25%      08/15/18          3.5%
  --------------------------------------------------------------------------------------------------------------------
   3 SANTA ANA UNIFIED SCHOOL DISTRICT  General Obligation                       5.70%      08/01/29          3.5%
  --------------------------------------------------------------------------------------------------------------------
   4 CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY, CHILDREN'S HOSPITAL
     OF SAN DIEGO  Insured Hospital Revenue Refunding, Series 1996               5.38%      07/01/16          3.0%
  --------------------------------------------------------------------------------------------------------------------
   5 FOOTHILL EASTERN CORRIDOR AGENCY
     Toll Road Revenue Refunding                                                 5.13%      01/15/19          2.8%
  --------------------------------------------------------------------------------------------------------------------
   6 SAN JOAQUIN COUNTY, GENERAL HOSPITAL PROJECT  Refunding                     5.00%      09/01/20          2.8%
  --------------------------------------------------------------------------------------------------------------------
   7 CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY,
     THE INTERNEXT GROUP                                                         5.38%      04/01/17          2.6%
  --------------------------------------------------------------------------------------------------------------------
   8 CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY,
     UNIVERSITY OF SOUTHERN CALIFORNIA  Revenue                                  5.50%      10/01/27          2.6%
  --------------------------------------------------------------------------------------------------------------------
   9 RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY,
     REDEVELOPMENT PROJECTS  Tax Allocation Revenue, Series 1997A                5.63%      10/01/33          2.6%
  --------------------------------------------------------------------------------------------------------------------
  10 CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY,
     KAISER PERMANENTE HOSPITAL  Revenue, Series 1998B                           5.00%      10/01/18          2.6%
  --------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                   30.7%


   DIVIDENDS PAID in each fiscal year

                           [DIVIDENDS PAID BAR CHART]

                                             Income Dividends
                     Year                      per Share
                     1992  2                       0.51
                     1993  3                       0.38
                     1994                          0.56
                     1995                          0.56
                     1996                          0.57
                     1997                          0.56
                     1998                          0.55
                     1999                          0.54
                     2000                          0.55

   1 This list is not a recommendation of any security by the adviser.

   2 Period from the fund's inception on 2/24/92 through 12/31/92.

   3 For the eight-month period ended 8/31/93.

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.


BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1) 100.0% Municipal Bonds



BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 66.0% AAA
(2) 15.6% AA
(3) 12.3% A
(4)  6.1% BBB


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1)  2.5% 0-1 Year
(2)  4.9% 2-10 Years
(3) 49.6% 11-20 Years
(4) 34.9% 21-30 Years
(5)  8.1% More than 30 Years

FUND FACTS as of 8/31/00


                                                                   PEER GROUP 2
                                              FUND                   AVERAGE
-------------------------------------------------------------------------------
Number of Issues                               82                      138
-------------------------------------------------------------------------------
Yield to Maturity                             5.32%                   3.83%
-------------------------------------------------------------------------------
Weighted Average Rate                         5.06%                   5.56%
-------------------------------------------------------------------------------
Weighted Average Maturity                    20.1 yrs                18.6 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                     9.2 yrs                 8.9 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                AA                       AA
-------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/001

                        FUND                             0.49% 3
                        PEER GROUP AVERAGE               1.09% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/00, there were 120 funds in the Morningstar Municipal California Long Bond Fund category.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                               9/1/99-   9/1/98-   9/1/97-   9/1/96-   9/1/95-
                                               8/31/00   8/31/99   8/31/98   8/31/97   8/31/96
 PER-SHARE DATA ($)
 Net asset valueat beginning of period            10.82      11.52     11.10     10.63     10.53
                                                ------------------------------------------------
 Income from investment operations:
     Net investment income                         0.55       0.54      0.54      0.56      0.57
     Net realized and unrealized gains or losses   0.24      (0.70)     0.43      0.47      0.10
                                                ------------------------------------------------
     Total income from investment operations       0.79      (0.16)     0.97      1.03      0.67
 Less distributions:
     Dividends from net investment income         (0.55)     (0.54)    (0.55)    (0.56)    (0.57)
                                                ------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                 11.06      10.82     11.52     11.10     10.63
                                                ================================================
 Total return (%)                                  7.67      (1.57)     8.96      9.95      6.43

RATIOS/SUPPLEMENTAL DATA (%)
================================================================================================
 Ratio of net operating expenses to
  average net assets                               0.49 1     0.49      0.49      0.49      0.49
 Expense reductions reflected in above ratio       0.19       0.26      0.27      0.33      0.33
 Ratio of net investment income to
  average net assets                               5.19       4.69      4.79      5.17      5.30
 Portfolio turnover rate                             36         55        28        35        36
 Net assets, end of period ($ x 1,000,000)          179        202       190       125       102

1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

  48     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

PORTFOLIO HOLDINGS
As of August 31, 2000.

This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  1 Top ten holding
  + Credit-enhanced security
  o Certificate of Participation

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         100.0%   MUNICIPAL BONDS
                  Market Value: $176,609
                  Cost: $172,801

                  OTHER INVESTMENT COMPANIES
                  Market Value: $2
                  Cost: $2

         100.0%   TOTAL INVESTMENTS
                  Market Value: $176,611
                  Cost: $172,803

MUNICIPAL BONDS 100.0% of investments
================================================================================

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)

      FIXED-RATE OBLIGATIONS  97.5%
=================================================================================================================
      CALIFORNIA  96.3%
      ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
   +o LYTTON GARDENS, INC.
         Insured Revenue                                         6.00%      02/15/30        3,000         3,052
      SCHOOLS OF SACRED HEART
         Revenue, Series 2000A                                   6.45%      06/01/30        1,500         1,572

    o ALAMEDA COUNTY
      ALAMEDA MEDICAL CENTER PROJECT
         Series 1998                                             5.38%      06/01/18        3,400         3,445

    + BAY AREA GOVERNMENT ASSOCIATION
      REDEVELOPMENT AGENCY POOL
         Revenue Tax Allocation, Series 1997A-6                  5.25%      12/15/17        1,200         1,215

    + BISHOP UNION HIGH SCHOOL DISTRICT
         Joint General Obligation                                5.50%      08/01/25        1,175         1,187

    + BREA OLINDA UNIFIED SCHOOL DISTRICT
         General Obligation, Series 1999A                        5.60%      08/01/20        1,000         1,027

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      PEPPERDINE UNIVERSITY
         Revenue                                                 5.75%      09/15/30        3,000         3,066
      SANTA CLARA UNIVERSITY
         Revenue Refunding                                       5.25%      09/01/26        2,330         2,288
    8 UNIVERSITY OF SOUTHERN CALIFORNIA
         Revenue                                                 5.50%      10/01/27        4,570         4,607

                                         SEE THE FINANCIAL NOTES, WHICH     49
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND-- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
    + ASSOCIATION OF RETARDED CITIZENS
         Insured Revenue, Series 1991                            7.00%      05/01/01          455           470
      CEDARS SINAI MEDICAL CENTER
         Revenue, Series 1999A                                   6.13%      12/01/19        2,750         2,807
   4+ CHILDREN'S HOSPITAL OF SAN DIEGO
         Insured Hospital Revenue Refunding, Series 1996         5.38%      07/01/16        5,180         5,271
   10 KAISER PERMANENTE HOSPITAL
         Revenue, Series 1998B                                   5.00%      10/01/18        5,000         4,542
    + SUTTER HEALTH
         Insured Revenue, Series 1999A                           5.00%      08/15/19        1,000           976

      CALIFORNIA HOUSING FINANCE AGENCY
         Home Mortgage Revenue, Series 1994G                     7.20%      08/01/14        3,000         3,195
    +    Home Mortgage Revenue, Series 1995L                     5.90%      08/01/17        1,000         1,031
         Multi-Unit Rental Housing Revenue, Series 1992B-II      6.70%      08/01/15        1,000         1,047
    +    Revenue, Series 1995J                                   6.00%      08/01/17        3,000         3,097

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
      CENTRAL VALLEY PROJECT
         Water Systems Revenue, Series 1997S                     5.00%      12/01/22        1,200         1,138

    + CALIFORNIA PUBLIC WORKS BOARD LEASE
      VARIOUS CALIFORNIA STATE UNIVERSITIES
         Revenue Refunding, Series 1996A                         5.38%      10/01/17          200           204

    o CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      CEDARS-SINAI MEDICAL CENTER
         Hospital Revenue                                        6.50%      08/01/15        1,250         1,292
      ST. JOSEPH HEALTH SYSTEMS GROUP                            6.50%      07/01/04        2,000         2,207
    7 THE INTERNEXT GROUP                                        5.38%      04/01/17        5,000         4,630

    + CHICO UNIFIED SCHOOL DISTRICT
         General Obligation Refunding, Series 1998               5.00%      08/01/16        1,155         1,155

    + COLTON PUBLIC FINANCING AUTHORITY
         Special Tax Revenue, Series 1996                        5.45%      09/01/19        3,020         3,069
         Tax Allocation Revenue, Series 1998A                    5.00%      08/01/18        2,715         2,668

      EAST BAY MUNICIPAL UTILITY DISTRICT
         Water System Revenue, Series 1998                       5.25%      06/01/19        2,600         2,602

   +o ESCONDIDO
         Revenue, Series 2000A                                   6.00%      09/01/31        2,000         2,087

   5+ FOOTHILL EASTERN CORRIDOR AGENCY
         Toll Road Revenue Refunding                             5.13%      01/15/19        5,000         4,956

    + HUNTINGTON BEACH CALIFORNIA PUBLIC FINANCING AUTHORITY
      CAPITAL IMPROVEMENT PROJECT
         Lease Revenue, Series 2000A                             5.50%      09/01/20        1,500         1,524

    + INGLEWOOD REDEVELOPMENT AGENCY
      MERGED REDEVELOPMENT PROJECT
         Tax Allocation, Series 1998A                            5.25%      05/01/16        1,000         1,037

   +o LAKE ELSINORE UNIFIED SCHOOL DISTRICT                      4.75%      02/01/20        1,200         1,118

  50     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
    + LOS ANGELES COUNTY PUBLIC WORKS FINANCING AUTHORITY
      MASTER REFUNDING PROJECT
         Lease Revenue Refunding, Series 1997A                   5.25%      03/01/15        1,000         1,024
      MULTIPLE CAPITAL FACILITIES PROJECT V
         Lease Revenue, Series 1996A                             5.13%      06/01/17        2,000         2,005

      LOS ANGELES COUNTY TRANSPORTATION COMMISSION
         Sales Tax Revenue Refunding, Series 1991B               6.50%      07/01/13          555           576

      LOS ANGELES DEPARTMENT OF WATER & POWER
         Electric Plant Revenue                                  6.00%      01/15/11          865           912

    1 LOS ANGELES UNIFIED SCHOOL DISTRICT
         General Obligation, Series 2000D                        5.38%      07/01/25        8,330         8,333

    + MODESTO PUBLIC FINANCING AUTHORITY
      CAPITAL IMPORTS & REFINING PROJECT
         Lease Revenue                                           5.13%      09/01/20        3,740         3,673

    + NORTHERN CALIFORNIA POWER AGENCY
         Multiple Capital Facilities Revenue, Series 1992A       6.50%      08/01/12        1,875         1,984

      OAKLAND JOINT POWERS FINANCING AUTHORITY
         Reassessment Revenue                                    5.50%      09/02/24        1,000           965

    o OCEANSIDE BUILDING AUTHORITY
         Refunding, Series 1993A                                 6.38%      04/01/12        1,250         1,320

    + POMONA PUBLIC FINANCING AUTHORITY
      WATER FACILITIES PROJECT
         Revenue, Series 1999AA                                  5.00%      05/01/19        3,000         2,929

    + PORT OF OAKLAND
         Revenue Series 2000K                                    5.75%      11/01/29        3,500         3,586

    + RANCHO CUCAMONGA REDEVELOPMENT AGENCY
      RANCHO REDEVELOPMENT PROJECT
         Tax Allocation Refunding                                5.25%      09/01/20        4,315         4,294

    + REDLANDS FINANCING AUTHORITY
         Wastewater Revenue Refunding, Series 1999A              5.00%      09/01/17        2,600         2,577

    + RIVERSIDE COUNTY ASSET LEASING CORP.
      RIVERSIDE COUNTY HOSPITAL PROJECT
         Leasehold Revenue, Series 1997B                         5.00%      06/01/19        3,000         2,911

    9 RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
      REDEVELOPMENT PROJECTS
         Tax Allocation Revenue, Series 1997A                    5.63%      10/01/33        4,905         4,588

      SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
         Revenue, Series 2000A                                   5.88%      12/01/27        1,000         1,027

    + SACRAMENTO FINANCING AUTHORITY
      SOLID WASTE & REDEVELOPMENT
         Capital Improvement Revenue                             5.88%      12/01/29        3,000         3,126

    o SACRAMENTO REGIONAL TRANSIT DISTRICT
         Series 1992A                                            6.38%      03/01/05          250           263
      LIGHT RAIL TRANSPORTATION
         Refunding                                               6.75%      07/01/07        2,000         2,079

                                         SEE THE FINANCIAL NOTES, WHICH     51
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND-- FINANCIALS
================================================================================
PORTFOLIO HOLDINGS Continued
As of August 31, 2000.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
    o SAN BERNARDINO COUNTY
      WEST VALLEY DETENTION CENTER                               6.50%      11/01/12          420           449

    + SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
         Sales Tax Revenue                                       5.25%      07/01/18        2,680         2,700
         Sales Tax Revenue                                       5.50%      07/01/26        1,000         1,008
         Sales Tax Revenue                                       5.50%      07/01/34        2,500         2,515

    + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
         International Airport Revenue, 2nd Series, Issue 11     6.20%      05/01/19        2,000         2,098
         International Airport Revenue, 2nd Series, Issue 12B    5.63%      05/01/21        2,000         2,034
         International Airport Revenue, 2nd Series, Issue 23B    5.13%      05/01/30        2,000         1,913

      SAN FRANCISCO DOWNTOWN PARKING CORP.
         Revenue                                                 6.65%      04/01/18          500           529

    + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      AUXILIARY ORGANIZATION
         Student Housing Revenue                                 5.20%      07/01/19        1,150         1,103

  6+o SAN JOAQUIN COUNTY
      GENERAL HOSPITAL PROJECT
         Refunding                                               5.00%      09/01/20        5,065         4,867

    + SAN MATEO COUNTY JOINT POWERS AUTHORITY
      CAPITAL PROJECTS
         Lease Revenue Refunding, Series 1999A                   4.75%      07/15/23        2,000         1,833

   3+ SANTA ANA UNIFIED SCHOOL DISTRICT
         General Obligation                                      5.70%      08/01/29        6,000         6,137

    + SANTA CLARA COUNTY FINANCING AUTHORITY
      VMC FACILITY REPLACEMENT PROJECT
         Lease Revenue, Series 1994A                             6.88%      11/15/04        2,000         2,251
         Lease Revenue, Series 1994A                             7.75%      11/15/10        1,460         1,850

    + SANTA CLARA REDEVELOPMENT AGENCY
      BAYSHORE NORTH PROJECT
         Tax Allocation Refunding                                7.00%      07/01/10        1,500         1,793

    + SOUTH GATE PUBLIC FINANCING AUTHORITY
      HOUSING REDEVELOPMENT PROJECT NO. 1
         Tax Allocation Revenue, Series 1998A                    5.00%      09/01/19        1,415         1,381

   2+ SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Special Tax Revenue, Series 1999A                       5.25%      08/15/18        6,095         6,142

    o TEMECULA COMMUNITY SERVICES DISTRICT
      COMMUNITY RECREATION CENTER PROJECT
         Series 1992                                             7.13%      10/01/12        1,000         1,067

    + TRI-CITY HOSPITAL DISTRICT
         Insured Revenue Refunding, Series 1996A                 5.63%      02/15/17        1,000         1,027

      TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue, Series 2000A                             5.88%      11/01/25        1,490         1,553

  52     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

ISSUER
PROJECT                                                                     MATURITY    FACE VALUE    MKT. VALUE
   TYPE OF SECURITY                                              RATE         DATE      ($ x 1,000)   ($ x 1,000)
    + UNIVERSITY OF CALIFORNIA
      UNIVERSITY OF CALIFORNIA HOSPITAL MEDICAL CENTER PROJECT
         Hospital Revenue                                        5.75%      07/01/24          500           510

    + VALLEJO
      WATER IMPROVEMENT PROJECT
         Revenue Refunding, Series 1996A                         5.70%      05/01/16        2,000         2,088

   +o WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
         Revenue Refunding, Series 1997A                         5.50%      08/01/17          500           515
         Revenue Refunding, Series 1997A                         5.50%      08/01/22        1,000         1,010
                                                                                                       --------
                                                                                                        170,127
      PUERTO RICO  1.2%
    + PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
         Transportation Revenue, Series 2000B                    5.88%      07/01/35        2,000         2,087

      VARIABLE-RATE OBLIGATIONS  2.5%
===============================================================================================================

      CALIFORNIA  2.5%
    + IRVINE IMPROVEMENT BOND ACT 1915
      ASSESSMENT DISTRICT NO. 87-8
         Special Assessment                                      3.60%      09/01/00          400           400
      ASSESSMENT DISTRICT NO. 89-10
         Special Assessment                                      3.60%      09/01/00        1,500         1,500
      ASSESSMENT DISTRICT NO. 97-17
         Special Assessment                                      3.60%      09/01/00        1,000         1,000

    + IRVINE RANCH WATER DISTRICT
         Consolidated Revenue Refunding, Series 1993A            3.35%      09/01/00          195           195

   +o ORANGE COUNTY SANITATION DISTRICT
      DISTRICTS 1-3, 5-7, 11, 13 & 14                            3.60%      09/01/00        1,300         1,300
                                                                                                       --------
                                                                                                          4,395

Other Investment Companies 0.0% of investments
===============================================================================================================
      SECURITY AND NUMBER OF SHARES

      PROVIDENT INSTITUTIONAL FUNDS --
      CALIFORNIA MONEY FUND PORTFOLIO    1,880                                                                2

===============================================================================================================
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF HOLDINGS FOR THIS FUND.

                                         SEE THE FINANCIAL NOTES, WHICH     53
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
Statement of
ASSETS AND LIABILITIES
As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
====================================================================
Investments, at market value                                $176,611  a
Receivables:
   Fund shares sold                                               73
   Interest                                                    2,523
Prepaid expenses                                        +          1
                                                        ------------
TOTAL ASSETS                                                 179,208

LIABILITIES
====================================================================
Payables:
   Fund shares redeemed                                          132
   Dividends to shareholders                                     141
   Investment adviser and administrator fees                       2
   Transfer agent and shareholder service fees                     6
Accrued expenses                                        +         45
                                                        ------------
TOTAL LIABILITIES                                                326

NET ASSETS
====================================================================
TOTAL ASSETS                                                 179,208
TOTAL LIABILITIES                                       -        326
                                                        ------------
NET ASSETS                                                   178,882

NET ASSETS BY SOURCE

Capital received from investors                              179,768
Distributions in excess of net investment income                 (33)
Net realized capital losses                                   (4,661)
Net unrealized capital gains                                   3,808

NET ASSET VALUE (NAV)
                           SHARES
NET ASSETS    (DIVIDE)     OUTSTANDING      =       NAV
$178,882                   16,169                   $11.06

a. The fund's amortized cost for these securities was $172,803. Not counting short-term obligations, the fund paid $62,270 for securities during the report period, and received $89,362 from securities it sold or that matured. This includes $59,797 in transactions with other SchwabFunds.(REGISTRATION
   MARK)

FEDERAL TAX DATA
------------------------------------------------
COST BASIS OF PORTFOLIO                 $172,803
NET UNREALIZED APPRECIATION:
Appreciated securities                    $5,229
Depreciated securities                -    1,421
                                      ----------
                                          $3,808

DEFERRED CAPITAL LOSSES                   $4,323

RECLASSIFICATIONS:
Net realized capital losses                 ($83)
Reclassified as:
   Distributions in excess
     of net investment income                $22
   Capital received from
     investors                               $61

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                    Loss amount
  2004                                      $334
  2006                                +        4
                                      ----------
                                            $338

  54     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

================================================================================
Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
================================================================================
Interest                                                      $9,947

NET REALIZED LOSSES
================================================================================
Net realized losses on investments sold                       (4,312)

NET UNREALIZED GAINS
================================================================================
Net unrealized gains on investments                            7,046

EXPENSES
================================================================================
Investment adviser and administrator fees                        568  a
Transfer agent and shareholder service fees                      436  b
Trustees' fees                                                     8  c
Custodian and portfolio accounting fees                           91
Professional fees                                                 28
Shareholder reports                                               40
Proxy fees                                                        12
Other expenses                                          +         20
                                                        ------------
Total expenses                                                 1,203
Expense reduction                                       -        336  d
                                                        ------------
NET EXPENSES                                                     867

INCREASE IN NET ASSETS FROM OPERATIONS
================================================================================
TOTAL INVESTMENT INCOME                                        9,947
NET EXPENSES                                            -        867
                                                        ------------
NET INVESTMENT INCOME                                          9,080
NET REALIZED LOSSES                                           (4,312) e
NET UNREALIZED GAINS                                    +      7,046  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        11,814

a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Reduced by the investment adviser (CSIM). This reduction reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least October 31, 2000, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net gain on investments of $2,734.

                                         SEE THE FINANCIAL NOTES, WHICH     55
                                      ARE INTEGRAL TO THIS INFORMATION.   ======

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
================================================================================
Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.

OPERATIONS
=======================================================================
                                       9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                          $9,080          $  9,620
Net realized gains or losses                   (4,312)              327
Net unrealized gains or losses           +      7,046           (13,671)
                                         ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                11,814            (3,724)

DISTRIBUTIONS PAID
=======================================================================
Dividends from net investment income            9,070             9,629

TRANSACTIONS IN FUND SHARES
=======================================================================
                                9/1/99-8/31/00         9/1/98-8/31/99
                            QUANTITY       VALUE   QUANTITY       VALUE
Shares sold                    3,649     $38,642      7,967    $ 91,493
Shares reinvested                545       5,755        556       6,339
Shares redeemed           +   (6,659)    (69,941)    (6,399)    (72,994)
                          ---------------------------------------------
NET INCREASE OR DECREASE      (2,465)   ($25,544)     2,124     $24,838

SHARES OUTSTANDING AND NET ASSETS
=======================================================================
                                9/1/99-8/31/00         9/1/98-8/31/99
                              SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period           18,634    $201,682     16,510    $190,197
Total increase or
decrease                  +   (2,465)    (22,800)     2,124      11,485  a
                          ---------------------------------------------
END OF PERIOD                 16,169    $178,882     18,634    $201,682  b

a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus total distributions paid.

b. Includes distributions that exceeded net investment income by $33 for the current period and $65 for the prior period.

  56     SEE THE FINANCIAL NOTES, WHICH
======   ARE INTEGRAL TO THIS INFORMATION.

FINANCIAL NOTES
================================================================================
FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS (THE "TRUST"), A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
  Schwab 1000 Fund(REGISTRATION MARK)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab California Short/Intermediate
   Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab YieldPlus Fund(TRADE MARK)

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most signficant of these are described below. Other policies concerning the funds' business operations are also described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED- DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its value at the time of the transaction. The funds have set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their Trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services. Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged.

                                                                            57
                                                                          ======

FINANCIAL NOTES
================================================================================

The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER AND/OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the Trust was in compliance with these limitations throughout the report period. The Trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(REGISTRATION MARK) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INCOME FROM INTEREST AND THE ACCRETION OF ORIGINAL ISSUE DISCOUNT is recorded as it accrues. If a fund bought a bond at a premium (because the market value at the time of purchase was greater than the face value), the fund reduces the income it records from the bond. The reduction is determined by amortizing the amount of the premium from the current date up to maturity. If the bond is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the bond's call date and call price rather than the bond's maturity date and maturity price.

  58
======

================================================================================

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the Trust are generally allocated among the funds in proportion to their relative net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities laws.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.


                                                                            59
                                                                          ======

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 2, 2000

  60
======

PROXY VOTING RESULTS (UNAUDITED)

SHAREHOLDERS OF THE FUNDS COVERED IN THIS REPORT APPROVED ALL PROPOSALS DESCRIBED IN THE MOST RECENT SCHWABFUNDS PROXY SOLICITATION. A special meeting of the shareholders of Schwab Investments was held on June 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

                                                              FOR            WITHHELD
=========================================================================================================
PROPOSAL 1

ELECTION OF TRUSTEES

Charles R. Schwab                                         164,731,678       19,977,396
Mariann Byerwalter                                        164,731,678       19,977,396
Jeremiah H. Chafkin                                       164,731,678       19,977,396
Donald F. Dorward                                         164,731,678       19,977,396
William A. Hasler                                         164,731,678       19,977,396
Robert G. Holmes                                          164,731,678       19,977,396
Steven L. Scheid                                          164,731,678       19,977,396
Gerald B. Smith                                           164,731,678       19,977,396
Donald R. Stephens                                        164,731,678       19,977,396
Michael W. Wilsey                                         164,731,678       19,977,396

                                                              FOR             AGAINST         ABSTAINED 1
=========================================================================================================
PROPOSAL 2C1

TO APPROVE CHANGES TO RESTRICTIONS REGARDING BORROWING.

Schwab Short/Intermediate Tax-Free Bond Fund               3,635,697           94,634           518,193
Schwab Long-Term Tax-Free Bond Fund                        3,400,219          360,579           121,620
Schwab California Short/Intermediate Tax-Free Bond Fund    4,363,922          186,412         1,128,413
Schwab California Long-Term Tax-Free Bond Fund             7,341,208          300,707           238,318

PROPOSAL 2C2

TO APPROVE CHANGES TO RESTRICTIONS REGARDING LENDING.

Schwab Short/Intermediate Tax-Free Bond Fund               3,638,105           95,922           514,497
Schwab Long-Term Tax-Free Bond Fund                        3,401,013          361,471           119,935
Schwab California Short/Intermediate Tax-Free Bond Fund    4,364,599          187,633         1,126,515
Schwab California Long-Term Tax-Free Bond Fund             7,320,238          331,912           228,083

1  Includes broker non-votes.

                                                                            61
                                                                          ======

                                                              FOR             AGAINST         ABSTAINED 1
=========================================================================================================
PROPOSAL 2C3

TO APPROVE CHANGES TO RESTRICTIONS REGARDING SENIOR SECURITIES.

Schwab Short/Intermediate Tax-Free Bond Fund               3,615,852          116,389           516,283
Schwab Long-Term Tax-Free Bond Fund                        3,394,759          364,273           123,387
Schwab California Short/Intermediate Tax-Free Bond Fund    4,368,941          179,903         1,129,903
Schwab California Long-Term Tax-Free Bond Fund             7,329,147          294,221           256,865

PROPOSAL 2F

TO APPROVE CHANGES TO RESTRICTIONS REGARDING RESTRICTED OR ILLIQUID SECURITIES.

Schwab Short/Intermediate Tax-Free Bond Fund               3,569,410          164,617           514,497
Schwab Long-Term Tax-Free Bond Fund                        3,392,667          366,736           123,016
Schwab California Short/Intermediate Tax-Free Bond Fund    4,376,349          173,844         1,128,554
Schwab California Long-Term Tax-Free Bond Fund             7,284,228          366,784           229,221

PROPOSAL 2H

TO APPROVE CHANGES TO RESTRICTIONS REGARDING OWNERSHIP OF SECURITIES.

Schwab Short/Intermediate Tax-Free Bond Fund               3,606,993          125,677           515,854
Schwab Long-Term Tax-Free Bond Fund                        3,391,634          366,052           124,733
Schwab California Short/Intermediate Tax-Free Bond Fund    4,374,312          177,069         1,127,366
Schwab California Long-Term Tax-Free Bond Fund             7,367,548          284,471           228,214

PROPOSAL 2I

TO APPROVE CHANGES TO RESTRICTIONS REGARDING INDUSTRY CONCENTRATION.

Schwab Short/Intermediate Tax-Free Bond Fund               3,633,612           99,002           515,910
Schwab Long-Term Tax-Free Bond Fund                        3,397,741          359,718           124,960
Schwab California Short/Intermediate Tax-Free Bond Fund    4,397,494          152,201         1,129,052
Schwab California Long-Term Tax-Free Bond Fund             7,350,596          289,029           240,608

PROPOSAL 2J

TO APPROVE CHANGES TO RESTRICTIONS REGARDING COMMODITIES, FUTURES, AND REAL
ESTATE.

Schwab Short/Intermediate Tax-Free Bond Fund               3,599,294          134,964           514,266
Schwab Long-Term Tax-Free Bond Fund                        3,401,076          361,481           119,862
Schwab California Short/Intermediate Tax-Free Bond Fund    4,364,097          186,763         1,127,887
Schwab California Long-Term Tax-Free Bond Fund             7,321,972          327,834           230,427

PROPOSAL 2K

TO APPROVE CHANGES TO RESTRICTIONS REGARDING UNDERWRITING OF SECURITIES.

Schwab Short/Intermediate Tax-Free Bond Fund               3,637,166           96,723           514,635
Schwab Long-Term Tax-Free Bond Fund                        3,404,685          358,071           119,662
Schwab California Short/Intermediate Tax-Free Bond Fund    4,342,417          207,790         1,128,540
Schwab California Long-Term Tax-Free Bond Fund             7,317,187          327,259           235,787

1  Includes broker non-votes.

  62
======

                                                              FOR             AGAINST         ABSTAINED 1
=========================================================================================================
PROPOSAL 2L

TO APPROVE CHANGES TO RESTRICTIONS REGARDING CONTROL OF AN ISSUER.

Schwab Short/Intermediate Tax-Free Bond Fund               3,665,541           67,343           515,640
Schwab Long-Term Tax-Free Bond Fund                        3,407,157          354,678           120,584
Schwab California Short/Intermediate Tax-Free Bond Fund    4,381,509          168,186         1,129,052
Schwab California Long-Term Tax-Free Bond Fund             7,333,693          310,908           235,632

PROPOSAL 2N

TO APPROVE CHANGES TO RESTRICTIONS REGARDING NON-DIVERSIFICATION.

Schwab Short/Intermediate Tax-Free Bond Fund               3,659,908           72,595           516,021
Schwab Long-Term Tax-Free Bond Fund                        3,408,717          351,483           122,219
Schwab California Short/Intermediate Tax-Free Bond Fund    4,389,688          164,505         1,124,554
Schwab California Long-Term Tax-Free Bond Fund             7,326,481          318,596           235,156

TAX DESIGNATIONS (UNAUDITED)

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the funds hereby designate 100% of the dividends paid from net investment income for the year ended August 31, 2000 as exempt-interest dividends.

1  Includes broker non-votes.

                                                                            63
                                                                          ======

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the technical financial terms that are used in this report.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]


The financial highlights summarize a fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of a fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in a fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

               [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


                 [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

1 Top 10 holding -- shows a fund's 10 largest positions, as measured by market value.

+ Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

> Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

- Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

<   Collateral for open futures contracts -- indicates security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.


This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.


 [GRAPHIC OF SAMPLE OF ASSET-BACKED SECURITIES/OTHER INVESTMENT COMPANIES TABLE]

                                                 Table is for illustration only.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

HOW TO READ THIS REPORT Continued


          [GRAPHIC OF SAMPLE OF STATEMENT ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

                      [GRAPHIC OF FEDERAL TAX DATA TABLE]

                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

              [GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]


                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statement of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

        [GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]

                                                 Table is for illustration only.


The Statement of Changes in Net Assets compares a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

These are the figures for the current report period.

These are the figures for the previous report period.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money loaned ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a fixed-rate debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.


CREDIT RATINGS
--------------------------------------------------------------------------------
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


                          [GRAPHIC OF CREDIT RATINGS]

GLOSSARY Continued


DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because the interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (6.0% - [.25 x 6%] = 4.5%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab office.

THE SCHWABFUNDS FAMILY

EQUITY INDEX FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(TM)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios(TM)
     Growth Portfolio
     Balanced Portfolio
     Small Cap Portfolio
     International Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.


1 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2000 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT3656-2 (10/2000)